                                                                     [EXHIBIT 1]

                           STOCK EXCHANGE AGREEMENT
                           AND PLAN OF REORGANIZATION

          This STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made and entered into as of this 2nd day of May, 1997, by and among (i) DUKE CITY VIDEO, INC., a New Mexico corporation doing business as Duke City Studio ("Duke City"); (ii) PATRICIA M. BRUSATI, an individual residing in California ("Brusati"); (iii) HAROLD JAY LEFKOVITZ, an individual residing in New Mexico ("J. Lefkovitz"); (iv) LOUISE K. LEFKOVITZ, an individual residing in New Mexico ("L. Lefkovitz"); (v) STEPHEN F. WARD, an individual residing in New Mexico ("Ward"); and (vi) DUKE CITY HOLDINGS, INC., a California corporation (the "Acquirer"). Duke City, Brusati, J. Lefkovitz, L. Lefkovitz and Ward shall from time to time be referred to collectively as the "Duke City Parties". Brusati,
J. Lefkovitz, L. Lefkovitz and Ward shall from time to time be referred to collectively as the "Duke City Shareholders."

                                    RECITALS
                                    --------
          WHEREAS, Duke City has one hundred seventeen and eight-tenths (117.8) shares of stock which are authorized, issued and outstanding (the "Total Shares");

          WHEREAS, the Duke City Shareholders are the holders and owners of one hundred six (106) shares of the Total Shares (the "Duke City Stock") in the amounts set forth in Exhibit A attached hereto; and

          WHEREAS, the Duke City Shareholders and the Acquirer deem it advisable for their mutual benefit that the Acquirer purchase

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all right, title to and interest in the Duke City Stock pursuant to the terms set forth below.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------
          When used in this Agreement, each of the terms set forth below has the meaning indicated.

          1.1  "Affiliate" shall mean with respect to any person, any other
                ---------
person controlling, controlled by or under common control with such person or an immediate family member of such person (including such person's spouse, children and grandchildren).

          1.2  "Aggrieved" shall have the meaning ascribed thereto at Section
                ---------
13.3(a) hereof.
          1.3  "Benefit Plan" shall have the meaning ascribed thereto at Section
                ------------
3.20(a) hereof.

          1.4  "Brusati Note" shall mean the promissory note in the principal
                ------------
amount of Fifty Thousand Dollars ($50,000) to be executed and delivered by Duke City to Brusati, in the form attached hereto as Exhibit E, which represents a restatement of the loans previously made by Brusati to Duke City that remain outstanding as of the date of this Agreement and as of the Closing.

          1.5  "CERCLA" shall mean the Comprehensive Environmental Response,
                ------
Compensation and Liability Act, as amended.

          1.6  "Claim" shall have the meaning ascribed thereto at Section
                -----
13.3(a) hereof.

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          1.7  "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation
                -----
Act of 1985.
          1.8    "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
amended.
          1.9    "Closing" shall have the meaning ascribed thereto at Section
                  -------
11.1 hereof.
          1.10   "Closing Date" shall have the meaning ascribed thereto at
                  ------------
Section 11.1 hereof.
          1.11   "Employment Agreement" shall have the meaning ascribed thereto
                  --------------------
at Section 11.2(b) hereof.
          1.12   "ERISA" shall have the meaning ascribed thereto at Section
                  -----
3.20(a) hereof.
          1.13   "Financial Statements" shall have the meaning ascribed thereto
                  --------------------
at Section 3.7 hereof.

          1.14   "Hazardous Materials" shall mean and include any oil, petroleum
                  -------------------
based products, solvents, lead, radon, cyanide, DDT, medical waste, printing inks, acids, pesticides, ammonia compounds, asbestos, PCBs, flammable explosives, radioactive materials, low-level nuclear materials, or hazardous, toxic or dangerous waste, substance or related material, including, but not limited to, substances subject to regulation under CERCLA, 42 U.S.C. (S) 9601 et
                                                                              --
seq., the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et seq.,
---                                                                  -- ---
the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the
                                                               -- ---
Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., the Water Pollution
                                                 -- ---
Control Act, 33 U.S.C. (S) 1251 et seq., the Clean Air Act, 42 U.S.C. (S) 7401,
                                -- ---
et seq., the Federal Insecti cide, Fungicide and Rodenticide Act ("FIFRA"), 7
-- ---
U.S.C. (S) 136, et seq., the United States Department of Transportation Table
                -- ---
(49

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C.F.R. (S) 172.101), the Environmental Protection Agency List of Hazardous
Substances and Reportable Quantities (40 C.F.R. (S) 302.4), California Hazardous Waste Control Law (Cal. Health & Safety Code Section 25100 et seq.), the
                                                           -- ---
Carpenter-Presley-Tanner Substance Account Act (Cal. Health & Safety Code
Section 25300 et seq.), the Safe Drinking Water and Toxic Enforcement Act 1986
              -- ---
(Cal. Health & Safety Code Section 25249.5 et seq.), California Health & Safety
                                           -- ---
Code Sections 25280-25299.7, the Toxic Pits Cleanup Act of 1984 (Cal. Health & Safety Code 25208-25208.21), the Porter-Cologne Water Quality Act 1970 (Cal. Water Code Section 13000 et seq.), any so-called "Superfund" or "Superlien" law,
                         -- ---
or under any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning the generation, use, storage, discharge and disposal of any hazardous, toxic or dangerous waste, substance or material, as now or any time hereafter in effect.

          1.15   "Hazardous Materials Claims" shall mean (a) any and all
                  --------------------------
enforcement, clean-up, removal or other governmental or regulatory actions pursuant to any Hazardous Materials Law (as hereinafter defined) which heretofore has been instituted, completed or threatened against Duke City's business or property at any time, (b) any and all violations or non-compliance with Hazardous Materials Laws which are occurring or have occurred with respect to Duke City's business or property or (c) any and all claims by any third party against the business or property of Duke City, or against Duke City with respect to its business or property, relating to damage, contribution, cost recovery,

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compensation, loss or injury resulting from any Hazardous Materials.

          1.16   "Hazardous Material Laws" shall mean all federal, state or
                  -----------------------
local laws, ordinances or regulations relating to any Hazardous Material.

          1.17   "Hensch Agreement" shall mean the Stock Exchange Agreement
                  ----------------
dated May 2, 1997 between the Acquirer and John E. Hensch, pursuant to which eleven and eight-tenths (11.8) shares of common stock of Duke City are to be purchased by the Acquirer from John E. Hensch.

          1.18   "Indemnitor" shall have the meaning ascribed thereto at Section
                  ----------
13.3(a) hereof.

          1.19   "Intellectual Properties" shall mean all patents, trademarks,
                  -----------------------
trade names, service marks, know-how, copyrights, all applications for the registration of any thereof, licenses, logos, existing promotional materials and other proprietary rights used or acquired for use in the operation of Duke City's business.

          1.20   "IRS" shall mean the Internal Revenue Service.
                  ---

          1.21   "Knowledge," "Know," or "Known," as used in this Agreement,
                  ---------    ----       -----
shall mean the knowledge which the representing party has, or should have after due inquiry, of the matters referred to as of the date referred to, or, in the case of Duke City, the knowledge which the Chairman, President, any Vice President, the Secretary, the Treasurer and any General Manager of a branch office has or should have after due inquiry.

          1.22   "Lefkovitz Note" shall mean the promissory note in the original
                  --------------
principal amount of Five Hundred Eighty-Five Thousand Five Hundred Sixty-One Dollars and 15/100 ($585,561.15) to be

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executed and delivered by Duke City to J. Lefkovitz in the form attached hereto as Exhibit D, which represents a consolidation of all loans and financial accommodations previously made by J. Lefkovitz to Duke City and that remain outstanding as of the date of this Agreement and as of the Closing.

          1.23   "Losses" shall have the meaning ascribed thereto at Section
                  ------
13.1 hereof.

          1.24   "Material Adverse Effect" shall mean an effect which would,
                  -----------------------
individually or in the aggregate, (a) be materially adverse to the business, operations, properties, financial condition, assets (including the value or usefulness thereof), liabilities, sales or operations of or in connection with, Duke City, or (b) represent or result in an obligation of Duke City in the amount of Fifteen Thousand Dollars or more.

          1.25   "Matthews" shall mean Matthews Studio Equipment Group, a
                  --------
California corporation.

          1.26   "Matthews Shares" shall have the meaning ascribed thereto at
                  ---------------
Section 2.2 hereof.

          1.27   "Non-Competition Agreement" shall have the meaning ascribed
                  -------------------------
thereto at Section 11.2(c) hereof.

          1.28   "Nondisclosure Agreement" shall have the meaning ascribed
                  -----------------------
thereto at Section 15.6 hereof.

          1.29   "PBGC" shall mean the Pension Benefit Guaranty Corporation.
                  ----
          1.30   "Pension Plan" shall have the meaning ascribed thereto at
                  ------------
Section 3.21(b) hereof.

          1.31   "Purchase Consideration" shall have the meaning ascribed
                  ----------------------
thereto at Section 2.2 hereof.

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          1.32  "Real Property" shall mean the property located at 4121 Cutler,
                 -------------
North East, Albuquerque, New Mexico.
          1.33   "Rules" shall have the meaning ascribed thereto at Section 14.1
                  -----
hereof.
          1.34   "Securities Act" shall have the meaning ascribed thereto at
                  --------------
Section 3.29 hereof.
          1.35   "Shareholders' Agreement" shall have the meaning ascribed
                  -----------------------
thereto at Section 3.3 hereof.
          1.36   "Short Period"  shall have the meaning ascribed thereto at
                  ------------
Section 3.17(b) hereof.

                                   ARTICLE II
                                   ----------
                               TRANSFER OF SHARES
                               ------------------

          2.1    Sale and Purchase of the Duke City Stock.  Subject to the terms
                 ----------------------------------------
and conditions set forth in this Agreement, at the Closing, the Duke City Shareholders shall assign and deliver to the Acquirer the Duke City Stock, and the Acquirer shall purchase and take assignment and delivery of the Duke City Stock.

          2.2    Delivery and Purchase Price.
                 ---------------------------
          (a) The aggregate consideration for the Duke City Stock (the "Purchase Consideration") shall be Two Hundred Fifty-Seven Thousand One Hundred Forty-Three (257,143) shares of unregistered, restricted shares of Common Stock of Matthews ("Matthews Shares"), which shall be delivered to the Duke City Shareholders in the respective proportions set forth in Exhibit A.
          (b) The Duke City Shareholders shall deliver to the Acquirer stock certificates representing all the Duke City

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Stock, accompanied by appropriate instruments of transfer satisfactory in form and substance to counsel for the Acquirer.
          (c) In consideration for the transfer of the Duke City Stock, the Acquirer shall deliver to the Duke City Share holders at the Closing stock certificates representing the number of Matthews Shares receivable by the individual Duke City Shareholder in accordance with Exhibit A, issued in the name of the individual Duke City Shareholders.

                                  ARTICLE III
                                  -----------
                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------
                             THE DUKE CITY PARTIES
                             ---------------------
          Each of the Duke City Parties hereby represents and warrants to the Acquirer the matters set forth in this Article III.

          3.1    Organization and Qualification.  Duke City has received a
                 ------------------------------
Certificate of Good Standing from the New Mexico State Corporation Commission indicating that it is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico. Duke City has all requisite authority to own or lease its properties and carry on its business as now being conducted. Duke City is qualified or licensed as a foreign corporation in the States of California and Texas and, to the Duke City Parties' Knowledge, in each other jurisdiction in the United States where the failure to so qualify would have a Material Adverse Effect. Specifically, Duke City's business activities have not required it to be qualified or licensed as a foreign corporation in the State of Arizona.

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          3.2  Capitalization.  The authorized capital stock of Duke City
               --------------
consists entirely of Five Hundred (500) shares of voting common stock, of which One Hundred Seventeen and Eight-Tenths (117.8) shares of voting common stock are issued and outstanding. There are no outstanding options, warrants, scrips, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock of Duke City, or contracts, commitments, understandings or arrangements by which Duke City is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock.

          3.3    Status of Securities.  The Total Shares, which are all of the
                 --------------------
issued and outstanding shares of Duke City, have been legally and validly issued and are fully paid and non-assessable. All of the Duke City Stock is owned legally and beneficially by the Duke City Shareholders as set forth in Exhibit A, with no liability attaching to the ownership thereof, free and clear of all mortgages, claims, liens, security interests, charges and encumbrances, or restrictions on transfer or voting, and there are no proxies outstanding with respect to any such shares, except pursuant to that Shareholders' Agreement among the Duke City Parties and that certain Shareholders' Agreement among J. Lefkovitz, L. Lefkovitz and John E. Hensch ("collectively Shareholders' Agreement"), which shall be terminated and canceled by the Duke City Parties participating in the Closing. (Further, each of the Duke City Shareholders specifically represents and warrants that, as of the Closing, the shares of Duke City Stock listed on Exhibit A opposite his or her name are owned by him or her as his or her separate (and not community) property, and no person shall have any community or marital interest in such stock.) Upon delivery of the certificates representing the Duke City Stock to the Acquirer at the Closing, the Acquirer shall acquire valid title to all such stock free and clear of all mortgages, claims, liabilities, liens, security interests, charges and encumbrances or restrictions on transfer or voting.

          3.4    Hensch Stock.  John E. Hensch is the only party, other than the
                 ------------
Duke City Shareholders, who holds an ownership interest (whether beneficially or of record) in Duke City. Hensch holds and owns Eleven and Eight-Tenths (11.8) shares of voting common stock of Duke City and does not have any right, interest or claim in or to the income, profits, assets or liabilities of Duke City, other than his obligations for income tax payments arising out of the business of Duke City and the election of Duke City to be treated as a "Subchapter S" corporation under the Code.

          3.5    Sellers' Authority Relative to this Agreement.  Each of the
                 ---------------------------------------------
Duke City Parties has all requisite power and authority, corporate and other, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and no other actions or proceedings on the part of any of the Duke City Parties are necessary to authorize the execution and delivery of this Agreement. This Agreement constitutes a valid and binding obligation of the Duke City Parties enforceable in accordance with its terms.

          3.6    Corporate Records and Authorizations.  All books and records of
                 ------------------------------------
Duke City, including, but not limited to, the

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charter documents (including amendments thereto), all minutes of the proceedings of the board of directors and of the shareholders of Duke City, all accounting records, all tax returns, all current insurance policies and all permits, orders and authorizations issued by any regulatory authority to Duke City are in the possession of Duke City, and are complete and correct and have been or will be made available to the Acquirer for inspection and copying, pursuant to the terms of Section 8.1 hereof.

          3.7    Financial Statements.  The balance sheet and the related
                 --------------------
statement of income of Duke City for the fiscal year ended December 31, 1996 have been prepared in accordance with generally accepted accounting principles, applied consistently with prior periods. Such financial statement shall be referred to as the "Financial Statements" and is attached hereto as Schedule
                                                                    --------
3.7.
----
          3.8    Absence of Undisclosed Liabilities.  Except for liabilities and
                 ----------------------------------
obligations which do not result in or constitute a Material Adverse Effect, Duke City has no liabilities or obligations, whether absolute, accrued or contingent, which were not specifically reserved against or reflected as a liability in the Financial Statements, whether or not such liability or obligation was required to be so reflected or reserved in accordance with generally accepted accounting principles.

          3.9    Consents and Approvals of Governmental Authorities and Other
                 ------------------------------------------------------------
Persons.  To the Knowledge of the Duke City Parties, Duke City is not in
-------
possession of any technical data or information, inventions or know-how that are subject to any export licensing requirements under the Export Administration Act or the Arms Export Control Act, and Duke City in the past has not exported any

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technical data or information, inventions, know-how, or products subject to such licensing requirements without the necessary export licenses. No employee of Duke City possesses or is obligated to obtain any security clearance with any governmental agency. Except as set forth in Schedule 3.9, Duke City does not
                                             ------------
have and has not had in the past any contracts with any governmental agency, whether of a procurement nature or otherwise. Duke City does not engage and has not engaged in the past in any business affecting national security, and the services rendered by Duke City to those parties listed on Schedule 3.9 are
                                                          ------------
unclassified services. No characteristic of Duke City or its business or operations requires any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          3.10   No Violation.  Except as set forth in Schedule 3.10, none of
                 ------------                          -------------
the Duke City Parties are subject to or obligated under any provision of (a) Duke City's charter documents, (b) any contract or other agreement, (c) any license, franchise order or permit, or (d) any law, regulation, order, judgment or decree, which would be breached or violated or in respect of which a right of termination or acceleration or any encumbrance on any of their assets would be created by their execution and performance of this Agreement. Schedule 3.10
                                                               -------------
includes a description of Duke City's non-material breaches of the terms of certain financing agreements.

          3.11   Absence of Changes.  Except as set forth in Schedule 3.11
                 ------------------                          -------------
attached hereto, since December 31, 1996 (the close of Duke City's last preceding fiscal year) and prior to the Closing, there have been and will be (a) no changes in the business, operations, assets or financial condition of Duke City which have or will have a Material Adverse Effect, (b) no change in the capital structure of Duke City, (c) no increase or decrease in the number of authorized shares of capital stock of Duke City, (d) no changes to the charter documents of Duke City, (e) no damage, destruction or loss, whether or not covered by insurance, which have or will have a Material Adverse Effect, (f) no direct or indirect redemption, purchase or other acquisition of any shares of Duke City's capital stock, (g) no declaration or payment of a dividend, distribution or other payment to any of Duke City's shareholders, officers, or employees, whether in cash, stock or other property, which has or will result in Duke City being unable to satisfy, as of the Closing, all of the debts and liabilities of Duke City which have accrued as of the Closing.

          3.12   Litigation.  Except as set forth on Schedule 3.12 hereof, there
                 ----------                          -------------
is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Duke City Parties, threatened against or involving any Duke City Party or any of their respective properties or assets before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality.

          3.13   Compliance with Law.  The Duke City Parties are not in default
                 -------------------
in any material respect with any judgment, order, writ, injunction, decree or award. Duke City is in compliance with applicable federal, state, local and foreign governmental laws and regulations, including, without limitation, laws and regulations relating to environmental requirements (such as requirements in respect of air, water and noise pollution) and to employment practices (such as practices in respect of discrimination, health and safety) to the extent necessary to avoid any Material Adverse Effect. Duke City holds all governmental licenses, permits and other authorizations necessary for their conduct of business, except where the failure to hold such governmental licenses, permits and other authorizations does not and would not have a Material Adverse Effect. The Duke City Parties have no Knowledge of any threatened suspension, cancellation or invalidation of any such license, permit or other authorization which, if suspended, canceled or invalidated, could reasonably be expected to have a Material Adverse Effect.

          3.14   Assets in General.
                 -----------------
          (a) Duke City has good and merchantable or marketable, and insurable, title to all the properties and assets used in connection with Duke City'S business, free and clear of any lien or encumbrance other than (i) as set forth on Schedule 3.14, or (ii) liens and encumbrances which do not and will not,
   -------------
singly or in the aggregate, have a Material Adverse Effect.
          (b) All leases pursuant to which Duke City leases to or from third parties real property, or material amounts of personal property, are valid, binding and enforceable in accordance with their terms, and are in full force and effect. Other than as described in Schedule 3.10, there are no existing
                                        -------------
defaults by Duke City under such leases.  Those defaults described in Schedule
                                                                      --------
3.10 are not material defaults, and accordingly no event of default has occurred
----
which (whether with or without notice, lapse of time or occurrence of any other event) would constitute a default thereunder that would entitle the other party thereto to terminate any such lease on an accelerated basis.
          (c) None of the Duke City Parties Know of any potential action by any party, governmental or other, or proceedings with respect thereto that have been instituted that would have a Material Adverse Effect.

          3.15   Condition of Plant, Equipment, Products, etc.  The plant and
                 --------------------------------------------
equipment owned, operated or leased by Duke City are in good operating condition, ordinary wear and tear excepted, have been maintained in accordance with the recommendations of the manufacturer and otherwise in accordance with commercially reasonable practice and are sufficient to continue the operation of the business of Duke City, as presently conducted. The plant and equipment owned, operated or leased by Duke City are suitable for the operation of the business of Duke City, except for obsolete items, the book value of which has been written down as described in Section 3.16 hereof. The plant and equipment are in conformity with applicable (including building, zoning and environmental) laws, ordinances, regulations, orders and other requirements relating thereto currently in effect. All products manufactured by Duke City (if any) have been manufactured in accordance with applicable laws, in a good and workmanlike manner, and conform to all express or implied warranties of Duke City.

          3.16   Inventories.  The inventories reflected on the Financial
                 -----------
Statements or which after the date thereof or on or prior to the Closing Date have been acquired by Duke City consist of items of a quality and quantity usable, rentable and/or salable in the normal course of business of Duke City, except for obsolete or below-standard items, the book value of which has been written down to realizable market value on the Financial Statements or for which adequate reserves have been provided on the Financial Statements.

          3.17   Taxes and Returns.
                 -----------------
          (a) All taxes and governmental assessments of whatever nature, including (i) federal income taxes, (ii) state and local taxes, (iii) personal property tax due to counties, and (iv) taxes (if any) due to Arizona state and/or local agencies, assessed to or payable by the Duke City Parties which have become due and payable, have either been paid in full or adequate provision therefor (in the form of cash reserves) has been made.
          (b) The Duke City Parties have duly prepared and filed all returns, reports and declarations regarding taxes required to be filed, including, without limitation, returns with respect to federal, state and local income, profits, real and personal property, capital stock, employment, sales and use and franchise taxes, and except as set forth in Schedule 3.17(b), have duly paid
                                                ----------------
or made adequate provision (in the form of cash reserves) for all taxes and other charges payable in respect of tax periods ending on or prior to the Closing Date and any Short Period (as defined below). Each of the aforesaid tax returns and reports filed is correct in all material respects. "Short Period" means with respect to any tax period of Duke City which begins before the Closing Date and ends thereafter, the portion thereof beginning with the first day of such fiscal year and ending on the Closing Date.

          (c) There are no material tax liens upon any property or assets of the Duke City Parties, except liens for current taxes not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.
          (d) Except as disclosed in Schedule 3.17(d), the federal income tax
                                     ----------------
returns of the Duke City Parties have not been examined by the IRS and no deficiencies have been asserted by the IRS. Except for the examination conducted in calendar year 1997, which is described in Schedule 3.17(d), the New
                                                       ----------------
Mexico gross receipts and compensating tax returns and the sales and use tax returns filed in respect of other States of Duke City have not been examined by the applicable state authorities and, except for those deficiencies identified pursuant to the previously mentioned examination, no deficiencies have been asserted by the applicable state authorities with respect to the New Mexico gross receipts and compensating tax returns or the sales and use tax returns filed in respect of other States.
          (e) Except as disclosed in Schedule 3.17(e), there are no outstanding
                                     ----------------
agreements or waivers extending the statutory period of limitation applicable to any tax return of any of the Duke City Parties for any period.

          3.18   Patents, Trademarks, and Other Intellectual Property.
                 ----------------------------------------------------
          (a) Duke City owns or is licensed to use all of the Intellectual Properties listed on Schedule 3.18;
                                   -------------
          (b) Duke City owns or is licensed to use all Intellectual Property currently used by Duke City in the business of Duke City and the consummation of the transactions contemplated hereby will not alter or impair any such ownership or licenses;
          (c) Except as disclosed on Schedule 3.18, no claims have been asserted
                                     -------------
by any person challenging such ownership or licenses;
          (d) Except as disclosed on Schedule 3.18, none of the Intellectual
                                     -------------
Property described in the preceding clauses (a) and (b) infringes or otherwise violates the rights of others or is being infringed by others and, to the Knowledge of the Duke City Parties, there are no potential or threatened infringements thereof; and
                 (e) No license, sublicense or agreement pertain ing to any of such Intellectual Property has been granted by Duke City.

          3.19   Material Contracts.
                 ------------------
          (a) Set forth on Schedule 3.19 attached hereto is a complete and
                           -------------
accurate listing as of the date hereof with respect to Duke City of (i) any contract for the lease of real or personal property by Duke City from a third-party which represents an obligation of more than Ten Thousand Dollars ($10,000.00) and which has a term extending beyond the Closing Date; (ii) any contract which involves more than Ten Thousand Dollars ($10,000.00) for the purchase by Duke City from a third-party of materials, commodities, supplies or other personal property, the licensing by Duke City from a third-party of Intellectual Property, the receipt of services by Duke City from a third-party or the sale of products by Duke City from a third-party which will not be fully performed as of the Closing Date; and (iii) any agreement or instrument under which Duke City is indebted for borrowed money which will not be fully satisfied as of the Closing Date.
          (b) All purchase orders or purchase commitments and all sales orders and commitments of Duke City have been entered into in the ordinary course of business.
          (c) Except as set forth in Schedule 3.10, there does not exist under
                                     -------------
or with respect to any contract or obligation by which Duke City is bound any event which (with or without notice, lapse of time, or both) would constitute a default thereunder on the part of Duke City or any of the other parties thereto having a Material Adverse Effect. Neither the Duke City Shareholders nor the managers or officers of Duke City have received written or oral notice of any default or claim under any contract or agreement binding upon Duke City by any person.
          (d) Duke City is not a guarantor or otherwise liable for any indebtedness of any person other than Duke City.

          3.20   Labor Matters.
                 -------------
          (a) Except as set forth in Schedule 3.20(a), Duke City does not have
                                     ----------------
any employment contracts with any of its employees. There is no pending termination of employment of any Duke City employee which would have a Material Adverse Effect. Except for the Employment Agreements and those other employment agreements listed in Schedule 3.20(a), there are no employment agreements,
                     ----------------
pending negotiations, arrangements or understandings with employees of Duke City having a fixed term and no collective bargaining agreements to which Duke City is a party.
          (b) There are no labor disputes pending or threatened against Duke City. Duke City has not experienced any labor dispute, strike, picketing, handbilling, work slowdown, work stoppage or other concerted labor difficulty.
          (c) No charge or complaint of employment discrimination against Duke City is pending or, to the Knowledge of the Duke City Parties, threatened before the Equal Employment Opportunity Commission or any other federal, state or local agency, court or tribunal.
          (d) No charge or complaint against Duke City is pending or, to the Knowledge of the Duke City Parties, threatened for payment of wages or other benefits under the Fair Labor Standards Act, as amended, or under any similar state or local employment standards law.
          (e) No charge or complaint against Duke City is pending or, to the Knowledge of the Duke City Parties, threatened before the Occupational Safety and Health Administration or any similar state or local agency.
          (f) No complaint or action against Duke City by any current or former employee of Duke City, including, but not limited to, a complaint or action alleging breach of an employment contract, wrongful discharge or breach of a duty of good faith and fair dealing in the employment relationship, is pending or, to the Knowledge of the Duke City Parties, threatened.
          (g) There are no pending or threatened claims against Duke City for workers' compensation, unemployment insurance or disability benefits under any federal, state or local law.
          (h) Duke City has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to employees.

          (i) Also set forth at Schedule 3.20(a) is a list of the employees of
                                ----------------
Duke City, together with their salary or hourly rate, severance pay, and commission rate (if any). No employee of Duke City is entitled to any commission rate or severance pay different from the information specified at

Schedule 3.20(a).
----------------
          (j) Duke City is not in default under any of the employment agreements listed at Schedule 3.20(a). All amounts reimbursable or due to Duke City's
          ----------------
employees for automobile expenses under the employment agreements listed at

Schedule 3.20(a) have been paid in full or are reflected in the Financial
----------------
Statements.
          (k) All vacation, sick pay and bonuses accrued through the Closing on behalf of employees of Duke City shall be adequately provided for on or before the Closing Date.
          3.21   Employee Benefit Plans.
                 ----------------------
          (a) Schedule 3.21(a) attached hereto contains a true and complete list
              ----------------
of all funded or unfunded, written or oral, employee benefit plans, contracts, agreements, incentives, salary, wages or other compensation plans or arrangements, including but not limited to all pension and profit sharing plans, savings plans, bonus, deferred compensation, incentive compensation, stock purchase, supplemental retirement, severance or termination pay, stock option, hospitalization, medical, life insurance, dental, disability, salary continuation, vacation, supplemental unemployment benefit, union contract, employment contracts, consulting agreements, retiree benefits and agreements, severance agreements and each other employee benefit program, plan, policy or arrangement (each a "Benefit Plan"), maintained, contributed to, or required to be contributed to by Duke City for the benefit of its employees, former employees, directors, agents or consultants, or for which Duke City may be responsible or with respect to which it may have any liability, whether or not subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and whether legally binding or not. For purposes of this definition, any reference to the term "Duke City" shall be deemed to also refer to any entity which is under common control or affiliated with Duke City within the meaning of Section 4001 of ERISA, and the rules and regulations promulgated thereunder and/or Sections 414(b), (c), (m) or (o) of the Code and the rules and regulations promulgated thereunder.
          (b) Duke City has delivered to the Acquirer true and complete copies of all documents embodying or relating to the Benefit Plans. Except as set forth in Schedule 3.21(b), each of the Benefit Plans listed in Schedule 3.21(b)
         ----------------                                      ----------------
hereto is and has at all times been in compliance in all respects with all applicable provisions of ERISA, the Code and other laws. No event has occurred, is threatened or about to occur which would constitute a reportable event (for which the notice requirement has not been waived) within the meaning of Section 4043(b) of ERISA with respect to any "employee pension benefit plan" as defined in Section 3(2) of ERISA (each a "Pension Plan").
          (c) Each of the Pension Plans which are intended to meet the requirements of Section 401(a) of the Code now meet, and since their inception have met, the requirements for qualification under Section 401(a) of the Code and nothing has occurred which would adversely affect the qualified status of any such Pension Plan.  Except as set forth in Schedule 3.21(c), the IRS has issued
                                           ----------------
a favorable determination letter with respect to the qualification under the Code of each Pension Plan and the IRS has not taken any action to revoke any such letter.
          (d) Each fiduciary and every plan official of each Benefit Plan is bonded to the extent required by Section 412 of ERISA. No steps have been taken to terminate any Benefit Plan which is subject to Title IV of ERISA and no liability under such Title has been incurred by Duke City that has not been satisfied in full, no condition exists that could reasonably be expected to result in Duke City incurring a liability under such Title, and no proceeding has been initiated by the PBGC to terminate or to appoint a trustee to administer any Pension Plan. Duke City has not withdrawn from any Pension Plan as a "substantial employer" so as to become subject to the provisions of Section 4063 of ERISA, or ceased operations at any facility so as to become subject to the provisions of Section 4062(e) of ERISA. Those sections of all annual reports heretofore filed with the IRS, the Department of Labor and the PBGC by or on behalf of every Benefit Plan which were required to be certified were only certified without qualification by the accountants or actuaries of such Benefit Plan. Each of the Benefit Plans can be amended, terminated or otherwise discontinued after the Closing Date without liability to Duke City or Acquirer or any Affiliate of either of them.
          (e) Except as specifically set forth in Schedule 3.21(e), the
                                                  ----------------
execution and performance of the transactions contemplated by this Agreement will not (either alone or upon the occurrence of any additional or subsequent event) constitute an event under any Benefit Plan or individual agreement that will or may result in any payment (whether of severance pay or otherwise), acceleration, vesting or increase in benefits with respect to any employee, former employee, consultant, agent or director of Duke City or any of its Affiliates. No payment which will be or may be made by Duke City to any employee, former employee, director, consultant or agent thereof will or could be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.
          (f) At no time has Duke City or any of its Affiliates contributed to, been required to contribute to, or incurred any withdrawal liability (within the meaning of Section 4201 of ERISA) to any Benefit Plan which is a multiemployer plan as defined in Section 3(37) of ERISA.
          (g) Duke City does not maintain any Benefit Plan which is funded by an association described in Section 501(c)(9) of the Code.
          (h) Each "group health plan" (within the meaning of Section 4980B of the Code) maintained by Duke City or any of its Affiliates has been administered in compliance with the coverage continuation requirements contained in COBRA and as provided under Section 4980B of the Code and any regulations promulgated or proposed under the Code.
          (i) With respect to all Benefit Plans which are funded, or are required by applicable law to be funded, the present value of all accrued benefits (vested and nonvested) of each such Benefit Plan as of the Closing Date will not exceed the fair market value of the assets of each such Benefit Plan as of the Closing Date.
          (j) None of the Pension Plans listed in Schedule 3.21(a) nor any of
                                                  ----------------
the trusts thereunder have incurred an "accumulated funding deficiency" as such term is defined in Section 302(a) of ERISA (whether or not waived), since the effective date of ERISA, and no such Pension Plan has incurred any liability to the PBGC. Duke City has made all contributions required to be made to each Benefit Plan under the terms of the plan and applicable law. No prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred with respect to any Benefit Plan listed, which could subject any Benefit Plan or any related trust, Duke City, any Affiliate, Acquirer or any director or employee of any of them to any tax or penalty imposed under Section 4975 of the Code or Section 502(i) or 502(1) of ERISA, either directly or indirectly, and whether by way of indemnity or otherwise.
          (k) Duke City does not maintain, sponsor or contribute to any plan or program providing retiree medical or life insurance benefits.

          3.22   Insurance.  Schedule 3.22 attached hereto sets forth a complete
                 ---------   -------------
and accurate list of all insurance policies (including their respective expiration dates) which are presently in effect covering prior and current periods with respect to Duke City. True copies of all such policies have heretofore been made available to the Acquirer. All premiums due for such policies have been paid, no notice of termination has been received and such policies, together with policies (including applicable deductibles) for prior periods, provide insurance coverage for the properties, assets and operations of Duke City in amounts and against such losses and risks as are generally maintained for comparable businesses and properties. Duke City has not experienced difficulty in obtaining insurance coverage for the equipment rental business conducted by Duke City. Such policies of insurance will be outstanding and fully in force at the Closing.

          3.23   Competitors and Unfair Competition.  Except as set forth on
                 ----------------------------------
Schedule 3.23, no officer, director or principal employee of Duke City owns,
-------------
directly or indirectly, an interest in any partnership, association, entity or corporation (other than as the holder of less than one percent (1%) of the issued and outstanding stock of a publicly held corporation) which is conducting a business similar to that conducted by Duke City as a competitor or a potential competitor of Duke City. Except as set forth on Schedule 3.23, no officer,
                                                 -------------
director, principal employee or Affiliate of the Duke City Parties is presently engaged, or contemplates engaging, directly or indirectly, in any activity which would compete with the present business of Duke City.

          3.24   Disclosure.  There are no facts which have a Material Adverse
                 ----------
Effect, or in the future may have a Material Adverse Effect, which have not been set forth herein. Each of the Duke City Parties covenants that, prior to the Closing, he, she or it will give to the Acquirer immediate written notice of any event or transaction transpiring or occurring which has or in the future may have a Material Adverse Effect.

          3.25  Subsidiary.  Duke City does not have any subsidiaries nor owns
                ----------
any interest in any partnership or joint venture.
          3.26   Environmental Matters.
                 ---------------------
          (a) Duke City is in compliance in all material respects with all applicable Hazardous Materials Laws. Duke City has not filed any notice under any Hazardous Materials Laws indicating past or present generation, treatment, storage or disposal of a Hazardous Material or reporting a spill or release of a Hazardous Material or other substance into the environment. No Hazardous Material Claim has been made or threatened, or existed or currently exists. To the Knowledge of the Duke City Parties, no occurrence or condition on any real property adjoining or in the vicinity of the Real Property exists which could cause such property or any part thereof to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Hazardous Materials Laws.
          (b) To the Knowledge of the Duke City Parties, all permits, certificates, licenses, registrations and other consents and approvals, if any, required by any Hazardous Materials Laws or any other applicable laws relating to pollution or the protection of the environment (including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise, relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials) in connection with Duke City, and any operations conducted by Duke City, have been obtained and are current and valid. Duke City is in compliance with all terms and conditions of such permits, certificates, licenses, registrations and other consents and approvals.
          (c) No Hazardous Material has been released on any part of any real property which has been owned or leased by Duke City, while such property was owned or leased by Duke City.
          (d) To the Knowledge of the Duke City Parties, no soil, air, surface, water or ground water contamination exists on any real property which has been owned or leased by Duke City or on property adjacent to property which has been owned or leased by Duke City.
          (e) To the Knowledge of the Duke City Parties, there are, and have been, no underground or aboveground storage tanks on any real property which has been owned or leased by Duke City.
          (f) No real property which has been owned or leased by Duke City is or has been included on the United States Environmental Protection Agency's National Priorities List issued pursuant to CERCLA or any other list maintained by any federal, state or local governmental agency concerning sites on or from which there is or has been a release or threatened release of any Hazardous Material.
          (g) No part of any real property owned or leased by Duke City has ever been used by Duke City or, to the Knowledge of the Duke City Parties, by any previous owners and/or operators of such real property, for (i) generating, manufacturing, refining, producing, storing, handling, transferring, processing or transporting any Hazardous Materials, (ii) as a landfill, dump or other disposal or storage facility for Hazardous Materials, (iii) as a facility for industrial, military or manufacturing purposes, or (iv) as a gasoline service station or facility for handling in any manner petroleum or petroleum products.
          (h) To the Knowledge of the Duke City Parties, no Hazardous Materials Law requires any work, cleanup, testing, repairs, construction or expenditures with respect to any part of any real property which has been owned or leased by Duke City.
          (i) Duke City is in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable law or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder relating to environmental matters.
          (j) None of the Duke City Parties is aware of, or has received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to Duke City's manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release, by Duke City into the environment of any Hazardous Material.

          3.27  Absence of Liabilities at Closing.  All liabilities of Duke City
                ---------------------------------
which have accrued or will accrue as of December 31, 1996 (and from that date to the Closing Date) shall have been paid or otherwise adequately provided for.

          3.28   Ownership of Real Property.  No party other than Duke City and
                 --------------------------
the parties listed on Schedule 3.28 has any option or right to lease the Real
                      -------------
Property, or any portion thereof.  The parties listed on Schedule 3.28 only have
                                                         -------------
such limited right to occupy those portions of the Real Property as are described in Schedule 3.28.
             -------------

          3.29   Investment Representations.  Each of the Duke City Shareholders
                 --------------------------
is acquiring the portion of the Matthews Shares receivable by him or her on Closing for his or her own account as principal, with no view to any resale or distribution of any such Matthews Shares, or any beneficial interest therein. Each of the Duke City Shareholders understands that the Matthews Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and therefore each Duke City Shareholder agrees that he or she will not sell or otherwise transfer the portion of the Matthews Shares receivable by him or her on Closing unless such Matthews Shares are registered under the Securities Act and qualified under applicable state securities laws, or unless an exemption from such registration or qualification is available.

          3.30   Value of Matthews Shares.  The Duke City Shareholders represent
                 ------------------------
and warrant that they have made their own determination as to the value of the Matthews Shares receivable by them on the Closing, they have not relied on any information provided to them by the Acquirer or Matthews in respect of the business prospects or future of Matthews or any of its subsidiaries, and that in the transactions covered by this Agreement and the agreements to be delivered on Closing, they have been represented by legal and financial advisors selected by them.

                                   ARTICLE IV
                                   ----------
                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------
                                  J. LEFKOVITZ
                                  ------------
          J. Lefkovitz hereby represents and warrants to the Acquirer the matters set forth in this Article IV.

          4.1    Loans to Duke City.  Conditioned upon receipt of the Lefkovitz
                 ------------------
Note, J. Lefkovitz hereby acknowledges and agrees that such note represents the total obligation of Duke City to J. Lefkovitz as of the Closing in respect of all loans and financial accommodations made by J. Lefkovitz to Duke City (but not employment compensation due to J. Lefkovitz from Duke City) at any time prior to the Closing. J. Lefkovitz further agrees that delivery of the Lefkovitz Note automatically effects a cancellation and full discharge of all promissory notes and other evidence of indebtedness previously made or delivered by Duke City to J. Lefkovitz, and that Duke City and the Acquirer as of the Closing shall be authorized to cancel and destroy any and all prior promissory notes and other evidence of indebtedness that may come into Duke City's or the Acquirer's possession. J. Lefkovitz shall deliver to Duke City all such prior promissory notes and other evidence of indebtedness that are in J. Lefkovitz's possession on the Closing Date or that may come into J. Lefkovitz's possession subsequent to the Closing Date.

          4.2    No Assignment.  J. Lefkovitz represents and warrants to the
                 -------------
Acquirer that he remains the owner and holder of the indebtedness represented by the Lefkovitz Note, and he has not assigned any of such indebtedness to any other party nor has he negotiated or assigned any promissory notes or other evidence of such indebtedness to any party, except for the delivery of a promissory note representing the principal amount of $605,000 to Bank Leumi Le-Israel, B.M. pursuant to a subordination agreement made by J. Lefkovitz in favor of such bank, which note remains in such bank's possession and has not been negotiated.

                                   ARTICLE V
                                   ---------
                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------
                                    BRUSATI
                                    -------
          Brusati hereby represents and warrants to the Acquirer the matters set forth in this Article V.

          5.1    Loans to Duke City.  Conditioned upon receipt of the Brusati
                 ------------------
Note, Brusati hereby acknowledges and agrees that the Brusati Note represents the total obligation of Duke City to Brusati as of the Closing in respect of all loans and financial accommodations made by Brusati to Duke City (but not employment compensation due to Brusati from Duke City) at any time prior to the Closing. Brusati further agrees that delivery of the Brusati Note automatically effects a cancellation and full discharge of all promissory notes and other evidence of indebtedness previously made or delivered by Duke City to Brusati, and that Duke City and the

Acquirer as of the Closing shall be authorized to cancel and destroy any and all such prior promissory notes and other evidence of indebtedness that may come into Duke City's or the Acquirer's possession. Brusati shall deliver to Duke City all such prior promissory notes and other evidence of indebtedness that are in Brusati's possession on the Closing Date or that may come into Brusati's possession subsequent to the Closing Date.

          5.2    No Assignment.  Brusati represents and warrants to the Acquirer
                 -------------
that she remains the owner and holder of the indebtedness represented by the Brusati Note, and she has not assigned any of such indebtedness to any other party nor has she negotiated or assigned any promissory notes or other evidence of such indebtedness to any party.

                                   ARTICLE VI
                                   ----------
                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------
                                  THE ACQUIRER
                                  ------------
          The Acquirer hereby represents and warrants to the Duke City Parties as follows:

          6.1    Organization and Qualification.  The Acquirer is a corporation
                 ------------------------------
duly organized, validly existing and in good standing under the laws of California and has all requisite power, corporate and otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

          6.2    Execution and Delivery.  The execution and delivery of this
                 ----------------------
Agreement by the Acquirer and the consummation by the Acquirer of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Acquirer and constitutes a valid and binding obligation of the Acquirer, enforceable in accordance with its terms.

          6.3    Consents and Approvals of Governmental Authorities and Other
                 ------------------------------------------------------------
Persons.  No characteristic of the Acquirer or of its business or operations
-------
requires any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or other person in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. In making this representation, the Acquirer is relying, in part, on the representations and warranties of the Duke City Parties set forth in Section 3.29.

          6.4    Investment Representations.  The Acquirer is acquiring the Duke
                 --------------------------
City Stock for its own account as principal, with no view to any resale or distribution of the Duke City Stock, or any beneficial interest therein. The Acquirer understands that the Duke City Stock has not been registered under the Securities Act, or applicable state securities laws, and therefore the Acquirer agrees that it will not sell or otherwise transfer the Duke City Stock unless it is registered under the Securities Act and qualified under applicable state securities laws, or unless an exemption from such registration or qualification is available.

                                  ARTICLE VII
                                  -----------
                      CONDUCT OF BUSINESS PRIOR TO CLOSING
                      ------------------------------------

          Each of the Duke City Parties covenant and agree that, except as otherwise consented to by the Acquirer, between the close of Duke City's last fiscal year and the Closing, the provisions of this Article VII shall be observed.

          7.1    Conduct of Business in Ordinary Course.  Duke City shall
                 --------------------------------------
conduct its business in the ordinary course and in accordance with past customs and practice and in compliance with applicable law, and shall advise the Acquirer promptly in writing of any change which has or reasonably may be expected to have a Material Adverse Effect. From the close of Duke City's last fiscal year to the Closing, no shareholder of Duke City shall remove any assets from Duke City by way of dividend, distribution, withdrawal or otherwise, except in accordance with past customs and practice.

          7.2    Restricted Activities.  Duke City shall not, without the prior
                 ---------------------
written consent of the Acquirer:
          (a) except for the issuance of additional One and Eight-Tenths (1.8) shares of the common stock of Duke City to John E. Hensch, issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any shares of its capital stock, grant or issue, or agree to grant or issue, any options, warrants, or other rights (including stock dividends) calling for the issue thereof;
          (b) create any rights to acquire its capital stock, or subsequently acquire, directly or indirectly, such capital stock, or alter its capital structure through a stock split, reverse stock split, reorganization or similar transaction;
          (c) except in the ordinary course of business and consistent with past practice, sell, dispose of or encumber any of its assets;

          (d) enter into any contract or commitment except in the ordinary course of business and in accordance with past customs and practice, make or permit to be made any material amendment to or termination of any material contract or agreement to which it is a party, or surrender or forfeit any license, permit or other qualification to conduct its business;
          (e) adopt or amend any employment agreement, profit sharing, compensation, bonus, deferred compensation, pension, retirement or other employee benefit plan, agreement, fund, trust or arrangement for the benefit or welfare of any employee;
          (f) make any amendments to or changes in the charter documents of Duke City;
          (g) settle any material litigation, legal, administrative, arbitration or other proceeding or claim or any tax audit; or
          (h) change any accounting or material operating policies or procedures except as may be required by law.

                                  ARTICLE VIII
                                  ------------
                        OBLIGATIONS PRIOR TO THE CLOSING
                        --------------------------------

    8.1            Access to Information.  Prior to the Closing, the Duke City
                   ---------------------
Parties shall afford the officers, employees and agents of the Acquirer complete access, at all reasonable times pursuant to prior notice to Duke City, to each of Duke City's officers, employees, independent accountants, agents, properties, plants, facilities, books and records, and shall furnish the Acquirer all financial, operating and other data and information as the

Acquirer, through its officers, employees or agents, may reasonably request. No such examination, however, shall constitute a waiver or relinquishment on the part of the Acquirer of its right to rely upon the covenants, representation and warranties made by the Duke City Parties hereunder.

  8.2            Insurance and Other Liability Matters.  Until the Closing, the
                 -------------------------------------
Duke City Parties will cause Duke City to maintain, and Duke City shall maintain, in full force and effect all of Duke City's presently existing insurance coverage as set forth on Schedule 3.22, or insurance comparable to
                                   -------------
such existing coverage.

  8.3            Exclusivity.  Prior to the Closing Date, the Duke City Parties
                 -----------
(whether individually or collectively) shall not enter into or solicit any discussion, negotiation or agreement with any party other than the Acquirer with respect to the transfer or exchange of the Duke City Stock, the sale of all or substantially all of the assets of Duke City, or the mortgage, lease or sale of all or a portion of the Real Property (other than to the parties listed on
Schedule 3.28).
-------------

  8.4            Additional Disclosure.  From time to time prior to the Closing,
                 ---------------------
Duke City shall deliver or cause to be delivered to the Acquirer supplemental information concerning events subsequent to the date hereof which would render any statement, representation or warranty made in this Agreement or any information contained in a Schedule required by this Agreement inaccurate or incomplete in any material respect. No supplement or amendment of any Schedule made pursuant to this Section shall be deemed to cure any breach of any representation or warranty made in this Agreement unless the Acquirer specifically agrees thereto in writing.

          8.5  Approvals and Requirements.  The Duke City Parties shall obtain,
               --------------------------
or shall cooperate with Acquirer in obtaining, all necessary governmental, board of directors, shareholders and third-party approvals which are applicable to them and which are necessary to effect the various agreements set forth herein.

          8.6  Liabilities of Duke City.    Without limiting the generality of
               ------------------------
the provisions of Section 7.2, the Duke City Parties shall notify the Acquirer immediately if the liabilities (including, without limitation, taxes due or deferred and accounts payable) of Duke City which have accrued as of December 31, 1996 shall exceed Thirteen Million Five Hundred Thousand Dollars ($13,500,000.00) or if any liabilities incurred between December 31, 1996 and the Closing Date were not incurred in the ordinary course of business and in accordance with past customs and practice.

                                   ARTICLE IX
                                   ----------
                   CONDITIONS TO OBLIGATIONS OF THE Acquirer
                   -----------------------------------------

          Each and every obligation of the Acquirer under this Agreement to be performed at or before the Closing shall be subject to the satisfaction, at or before the Closing, of the following conditions:

          9.1    Representations and Warranties True.  The representations and
                 -----------------------------------
warranties contained in Article III, Article IV and Article V hereof shall be true and accurate in all material respects as of the date when made and on and as of the Closing Date as if made on and as of the Closing Date.

          9.2  Performance of Covenants.  The Duke City Parties shall have
               ------------------------
performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by each of them prior to or at the Closing.

          9.3  No Proceeding or Litigation.  There shall be no investigation,
               ---------------------------
notice, suit, order, action, inquiry, arbitration or proceeding pending or threatened which restrains or prohibits the consummation of this Agreement or the transactions contemplated hereby or which questions the validity or legality of the transactions contemplated hereby, or seeks to impose any liability on the Acquirer as a result of the transactions contemplated hereby.

          9.4  Approvals and Consents.  All approvals, or the absence of
               ----------------------
disapprovals within applicable time periods, of public authorities, federal, state or local (or exemptions from the requirements therefor), and all approvals of any private persons, the granting or absence of which is necessary for the consummation of the transactions contemplated by this Agreement (including, but not limited to, those parties under contracts listed in Schedule 3.19), shall
                                                        -------------
have been obtained (or in the case of such disapprovals, shall be absent). Notwithstanding the foregoing, the consent of the parties in respect of the contracts listed on Schedule 9.4 shall not be required as a condition precedent
                    ------------
to the Closing.

          9.5    Certificates, Documents, Appraisals, and other Agreements.  The
                 ---------------------------------------------------------
Duke City Parties shall have furnished the Acquirer with such certificates, documents, appraisals, and other agreements to evidence compliance with the conditions set forth in this Article IX, and such other documents as may be reasonably requested by the Acquirer.

          9.6    Due Diligence.  The Acquirer, through its representatives and
                 -------------
agents, shall have completed, to its satisfaction, its business, legal, environmental and accounting review of Duke City in accordance with the terms of this Agreement, including a "Phase I" environmental investigation of the Real Property.

          9.7    Material Adverse Change.  Prior to and at the time of the
                 -----------------------
Closing, there shall be no change in the financial condition or assets of Duke City which has or in the future may have a Material Adverse Effect.

          9.8    Hensch Closing.  All conditions to the consummation of the
                 --------------
transactions contemplated under the Hensch Agreement shall have been satisfied, to the Acquirer's sole discretion, and the closing of such transactions shall occur contemporaneously with the Closing under this Agreement.

          9.9    Satisfaction of Conditions in Collateral Agreements.  Prior to
                 ---------------------------------------------------
the Closing, all conditions to the execution, delivery and closing of the Non-Competition Agreements and the Employment Agreements shall have been completed to the satisfaction of the Acquirer.

                                   ARTICLE X
                                   ---------
                 CONDITIONS TO OBLIGATIONS OF DUKE CITY PARTIES
                 ----------------------------------------------

          Each and every obligation of the Duke City Parties under this Agreement to be performed at or before the Closing shall be subject to the satisfaction, at or before the Closing, of the following conditions:

          10.1   Representations and Warranties True.  The representations and
                 -----------------------------------
warranties contained in Article IV hereof shall be true and accurate in all material respects as of the date when made and on and as of the Closing Date as if made on and as of the Closing Date.

          10.2   Performance of Covenants.  The Acquirer shall have performed
                 ------------------------
and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing.

          10.3   No Proceeding or Litigation.  There shall be no investigation,
                 ---------------------------
notice, suit, order, action, inquiry, arbitration or proceeding pending or threatened which restrains or prohibits the consummation of this Agreement or the transactions contemplated hereby or which questions the validity or legality of the transactions contemplated hereby, or seeks to impose any liability on any of the Duke City Parties as a result of the transactions contemplated hereby.

          10.4   Approvals and Consents.  All approvals, or the absence of
                 ----------------------
disapprovals within applicable time periods, of public authorities, federal, state or local (or exemptions from the requirements therefor), and all approvals of any private persons, the granting or absence of which is necessary for the consummation of the transactions contemplated by this Agreement, shall have been obtained (or in the case of such disapprovals, shall be absent).
Notwithstanding the foregoing, the consent of the parties in respect of the contracts listed in Schedule 9.4 shall not be a condition
                                   ------------
precedent to the Closing.

          10.5   Certificates, Documents, Appraisals, and other Agreements.  The
                 ---------------------------------------------------------
Acquirer shall have furnished the Duke City Parties with such certificates, documents, appraisals, and other agreements to evidence compliance with the conditions set forth in this Article X and such other documents as may be reasonably requested by the Duke City Parties.

          10.6   Satisfaction of Conditions in Collateral Agreements.  Prior to
                 ---------------------------------------------------
the Closing, all conditions to the execution, delivery and closing of the Non-Competition Agreements and the Employment Agreements shall have been completed to the satisfaction of the Duke City Parties.

                                   ARTICLE XI
                                   ----------
                             CLOSING; CLOSING DATE
                             ---------------------

      11.1           Time and Place.  Unless this Agreement shall have been
                     --------------
terminated and the transactions herein contemplated shall have been abandoned pursuant to a provision of Article XII hereof, a closing (the "Closing") will be held on May 2, 1997 (the "Closing Date"). The Closing shall be held at 10:00 a.m. at the offices of Whitman Breed Abbott & Morgan, 633 West Fifth Street, Suite 2100, Los Angeles, California 90071 (or at such other place or time as shall be agreed upon by the parties hereto).

      11.2           Transactions at Closing.  At the Closing:
                     -----------------------
          (a) Each Duke City Shareholder shall duly deliver to the Acquirer the stock certificates endorsed by him or her in blank representing his or her respective ownership of the Duke City Stock as provided in Exhibit A hereto.
          (b) Each of Brusati, Lefkovitz and Ward shall enter into an employment agreement (individually, an "Employment Agreement") with Duke City, in the form attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively.
          (c) Each of the Duke City Shareholders shall execute and deliver to Duke City and the Acquirer a Non-Competition Agreement in substantially the form attached hereto as Exhibit C (the "Non-Competition Agreement").
          (d) The Acquirer shall deliver to the Duke City Shareholders their proportions of the Matthews Shares, as provided in Section 2.2 hereof.
          (e) Duke City shall execute and deliver to the Duke City Shareholders the Employment Agreements, the Non-Competition Agreements and the Acquirer shall execute and deliver to the Duke City Shareholders the Non-Competition Agreements.
          (f) The Acquirer shall have received evidence reasonably satisfactory to it of the accuracy of the representations and warranties made in Section 3.4 above.
          (g) Duke City shall execute and deliver to J. Lefkovitz the Lefkovitz Note.
          (h) J. Lefkovitz shall execute and deliver to Chase Manhattan Bank, as agent, a subordination agreement in such form as may be reasonably required by such bank, to the effect that Duke City's obligations under the Lefkovitz Note shall be fully subordinated to Duke City's obligations to such bank.

          (i) Duke City shall execute and deliver to Brusati the Brusati Note.
          (j) Counsel for Duke City, J. Lefkovitz and L. Lefkovitz shall duly deliver to the Acquirer opinion(s) of such counsel in form and substance reasonably satisfactory to the Acquirer regarding the transactions contemplated hereunder.
          (k) Counsel for the Acquirer shall duly deliver to Duke City, J. Lefkovitz and L. Lefkovitz opinion(s) of such counsel in form and substance reasonably satisfactory to the Duke City Parties as to the transactions contemplated hereunder.

      11.3   Post Closing Obligations.  As soon as practicable after the
             ------------------------
Closing, the Duke City Shareholders shall deliver to the Acquirer evidence reasonably satisfactory to the Acquirer that the information set forth in
Schedule 3.20(a) relating to employee benefits and compensation is accurate.
----------------

                                  ARTICLE XII
                                  -----------
                          TERMINATION AND ABANDONMENT
                          ---------------------------

      12.1   Methods of Termination.  Anything herein to the contrary
             ----------------------
notwithstanding, this Agreement may be terminated and the transactions herein contemplated may be abandoned at any time:
          (a) by mutual consent of all of the parties hereto;
          (b) by any of the parties hereto if the Closing has not occurred on or before May 2, 1997, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform each of its obligations under this Agreement required to be performed by it at or prior to the Closing pursuant to the terms hereof; or
          (c) by the Acquirer at any time the Acquirer shall have determined that the condition set forth in Section 9.6 will not be satisfied, provided that the Acquirer shall give reasonable detail therefor.

          12.2   Requirements and Effect of Termination.  In the event of
                 --------------------------------------
termination and abandonment by any of the parties hereto pursuant to Section
12.1 hereof, written notice thereof shall forthwith be given to the other parties hereto; provided, however, that the provisions of Sections 15.4 and 15.6 shall continue in full force and effect notwithstanding a waiver of any cause of action which any party hereto might have against any other party hereto for breach of any provision hereof.

                                  ARTICLE XIII
                                  ------------
                                INDEMNIFICATION
                                ---------------

  13.1           Duke City's Indemnity.  The Duke City Shareholders jointly and
                 ---------------------
severally agree to indemnify and hold the Acquirer and its subsidiaries and Affiliates and its and their shareholders, directors and officers harmless from and with respect to any and all liabilities, losses, damages (including special and punitive damages), costs and expenses, including, without limitation, the fees and disbursements of counsel (collectively, "Losses"), related to or arising directly or indirectly out of any of the following:
          (a) Any inaccuracy or defect in any representa tion or warranty made by any Duke City Shareholder in this Agreement or a Non-Competition Agreement or Employment Agreement entered into by a Duke City Shareholder, which would have a Material Adverse Effect (in respect of Duke City) or would represent or result in Losses of Fifteen Thousand Dollars or more; or
          (b) Any breach by any Duke City Shareholder of any covenant (including covenants involving indemnification), obligation or undertaking made by any Duke City Shareholder in this Agreement or a Non-Competition Agreement or Employment Agreement entered into by a Duke City Shareholder which would have a Material Adverse Effect (in respect of Duke City) or would represent or result in Losses of Fifteen Thousand Dollars or more.

          13.2   Acquirer's Indemnity.  The Acquirer agrees to indemnify and
                 --------------------
hold the Duke City Shareholders harmless from and with respect to any and all Losses related to or arising directly or indirectly out of any of the following:
          (a) Any inaccuracy or defect in any representa tion or warranty made by the Acquirer in Article VII of this Agree ment which would represent or result in Losses of Fifteen Thousand Dollars or more; or
          (b) Any breach by the Acquirer of any covenant (including covenants involving indemnification), obligation or undertaking made by the Acquirer which would result in Losses of Fifteen Thousand Dollars of more.

          13.3   Claims.
                 ------
          (a) Any party (the "Aggrieved") may assert a right of indemnification against any other party (the "Indemnitor") in connection with any action, suit, proceeding, demand or claim at any time instituted against or made upon the Aggrieved which may result in Losses to the Aggrieved (a "Claim"). In such event, the Aggrieved shall notify the Indemnitor of such Claim and of the Aggrieved's claim of indemnification with respect thereto, provided that failure of the Aggrieved to give such notice shall not relieve the Indemnitor of its obligations under this
Article XIII, except to the extent, if at all, that the Indemnitor shall have been materially prejudiced by such failure to give notice. Upon receipt of such notice from the Aggrieved, the Indemnitor shall be entitled to participate in the defense of such Claim.
          (b) If and only if the Indemnitor confirms in writing that it shall indemnify the Aggrieved with respect to such Claim and posts a bond, insurance policy or other adequate security for the amount of such Claim, the Indemnitor may assume the defense of such Claim, and in the case of such an assumption the Indemnitor shall have the authority to negotiate, compromise and settle such Claim for the Aggrieved; provided, however, that the Indemnitor may not assume the defense of any Claim which demands equitable relief in whole or in part without the express written consent of the Aggrieved.
          (c) The Aggrieved shall retain the right to employ its own counsel and to participate in the defense of any Claim, the defense of which has been assumed by the Indemnitor pursuant to Section 13.3(b) hereof, but the Aggrieved shall bear and shall be solely responsible for its own costs and expenses in connection with such participation; provided, however, that the Aggrieved shall cooperate in all respects in the defense of the Claim, including refraining from taking any position adverse to the

Indemnitor, whether or not the Aggrieved shall participate in the defense.
          (d) With respect to liquidated Claims, if within thirty (30) days the Indemnitor has not contested such Claim in writing, the Indemnitor shall pay the full amount thereof within ten (10) days after the expiration of such period.

          13.4   Right of Offset.  Anything herein to the contrary
                 ---------------
notwithstanding, and without limiting any other remedies available to the Aggrieved hereunder or under applicable law, the Aggrieved shall have the right of offset with respect to any Losses the Aggrieved has incurred or will incur hereunder against any and all amounts then owed by it to an Indemnitor pursuant to this Agreement, any Employment Agreement, any Non-Competition Agreement, the Lefkovitz Note, the Brusati Note, or any other agreement between the Aggrieved and the Indemnitor. Further, during the pendency of any Claim for which adequate security as set forth in Section 13.3(b) has not been provided, the Aggrieved shall not be required to pay any amount due the Indemnitor under the above-referenced agreements until a final settlement of the Claim, through judicial proceedings or otherwise, by the Indemnitor or the Aggrieved and the payment to the Aggrieved of any Losses it may have incurred as a result of the Claim.

          13.5   Surviving Obligations.  The rights and duties of the parties
                 ---------------------
under this Article XIII shall survive termination of this Agreement for any reason.

                                 ARTICLE XIV
                                 -----------
                                  ARBITRATION
                                  -----------

          14.1   Parties' Consent to Arbitration.  Except as provided in this
                 -------------------------------
Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          14.2   Powers.  The arbitrator shall be bound by the terms and
                 ------
conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          14.3   Provisional Remedies.  All provisional remedies shall be
                 --------------------
the exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          14.4  Entitlement to Costs.  If any legal action or dispute arises
                --------------------
under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          14.5   Jurisdiction and Venue.  Except as otherwise provided in this
                 ----------------------
Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

                                   ARTICLE XV
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

          15.1    Taxes.  The Duke City Shareholders shall pay all sales, use,
                  -----
stamp, transfer and like taxes, if any, required to be paid in connection with the transfer of the Duke City Stock when and if it is purchased pursuant to the terms hereof. Further, each of the Duke City Shareholders expressly agrees that all taxes, and penalties and interest thereon (if any such taxes are due), of any nature, payable to any governmental authority relating to the transfer of the Duke City Stock by the Duke City Shareholders are the responsibility of the Duke City Shareholders, and the Acquirer and Matthews shall in no event be responsible for any such taxes. The Duke City Shareholders shall not look to the Acquirer or Matthews for reimbursement or contribution toward any such amounts.

           15.2    Amendment and Modification.  This Agreement may be amended,
                   --------------------------
modified and supplemented by mutual consent of the parties hereto, with respect to any of the terms contained herein, only in such manner as may be agreed upon in writing by the parties.

           15.3    Waiver of Compliance.  Any failure of any of the Duke City
                   --------------------
Parties on the one hand, or the Acquirer, on the other, to comply with any obligation, covenant, agreement or condition herein may be respectively waived, in writing, by the Duke City Parties or by the Acquirer. Such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

           15.4   Expenses.  All costs and expenses incurred in connection with
                  --------
this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. The Duke City Parties jointly and severally represent to the Acquirer with respect to the Duke City Parties and the Acquirer represents to the Duke City Parties with respect to the Acquirer, that they, or any of them, have not dealt with any broker with respect to this transaction and shall indemnify the other party or parties against any claim by any other third person for any commission, brokerage, finder's fee or other payment based on any alleged agreement or understanding between them or it and such third person.

          15.5  Notices.  All notices, requests, demands and other
                -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been given as follows:
          (a) if to the Duke City Shareholders, immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to:

                      Harold Jay Lefkovitz
                      c/o Duke City Video, Inc.
                      4121 Cutler, N.E.
                      Albuquerque, New Mexico   87110
                      Facsimile:  (505) 884-1008


                      Louise K. Lefkovitz
                      c/o Duke City Video, Inc.
                      4121 Cutler, N.E.
                      Albuquerque, New Mexico   87110
                      Facsimile:  (505) 884-1008


                      Patricia M. Brusati
                      c/o Duke City Video, Inc.
                      3088 Clybourn Avenue
                      Burbank, California  91505
                      Facsimile:  (818) 841-5210


                      Stephen F. Ward
                      c/o Duke City Video, Inc.
                      4121 Cutler, N.E.
                      Albuquerque, New Mexico   87110
                      Facsimile:  (505) 884-1008

                      with a copy to:

                      Jeffrey Loubet, Esq.
                      Rodey, Dickason, Sloan, Akin & Robb, P.A.
                      Albuquerque Plaza
                      201 Third Street NW, Suite 2200
                      Albuquerque, New Mexico  87103
                      Facsimile:  (505) 768-7395

or to such other person or persons as the Duke City Shareholders shall designate in writing, delivered to the Acquirer in the manner provided in this Section 15.5.

          (b) if to the Acquirer, immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to:

                      Duke City Holdings, Inc.
                      3111 North Kenwood Street
                      Burbank, California   91505
                      Attention:  Mr. Carlos D. DeMattos
                      Facsimile:  (818) 525-5243


                 with a copy to:

                      Tasha D. Nguyen, Esq.
                      Whitman, Breed, Abbott & Morgan
                      633 West Fifth Street
                      Twenty First Floor
                      Los Angeles, California 90071
                      Facsimile:  (213) 896-2450

or to such other person or persons as the Acquirer shall designate in writing, delivered to the Duke City Shareholders in the manner provided in this Section 15.5.

          15.6   Public Statements.  The parties' obligations regarding the
                 -----------------
confidential treatment of this Agreement is provided for in separate agreements attached hereto as Exhibit G (each, a "Nondisclosure Agreement"), made by Duke City in favor of Matthews and made by Matthews in favor of Duke City. Except for filings with governmental authorities or other announcements required by applicable law, prior to the Closing, no party hereto shall make any public statement or announcement regarding the transactions contemplated hereby other than (i) in accordance with the Nondisclosure Agreements and (ii) with advance notice, together with a copy of the text thereof, to the other parties hereto. As of the Closing, the terms of this Section 15.6 shall control in the event of a conflict between this Section 15.6 and the Nondisclosure

Agreements. As of the Closing, no public statement or announcement, except for filings with governmental authorities or other announcements required by applicable law, shall be made without the prior approval of the Acquirer. The rights and duties of the parties under this Section 15.6 shall survive termination of this Agreement for any reason.

          15.7   Assignment.  This Agreement and all the provisions hereof shall
                 ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties; provided, however, that the Acquirer may assign this Agreement and the rights, interests and obligations hereunder to an Affiliate of the Acquirer.

          15.8   Governing Law.  This Agreement and the legal relations between
                 -------------
the parties hereto shall be governed by and construed in accordance with the laws of the State of California except insofar as federal law or the internal law of any other political entity or jurisdiction shall specifically and mandatorily apply to any of the transactions contemplated hereby.

          15.9   Survival of Representations and Warranties.  The
                 ------------------------------------------
representations and warranties of the Duke City Parties and the Acquirer contained in this Agreement and in any document delivered or to be delivered pursuant to this Agreement shall survive the Closing Date until the expiration of the statute of limitations with respect to claims related thereto.

          15.10  Counterparts.  This Agreement may be executed simultaneously in
                 ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          15.11  Headings and Schedules.  The headings of the Sections and
                 ----------------------
Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof.

          15.12  Entire Agreement.  This Agreement, including the other
                 ----------------
agreements and documents expressly referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings amongst the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                          DUKE CITY HOLDINGS, INC.
                                 ("Acquirer")


                                By:    /s/ Carlos D. DeMattos
                                       ----------------------
                                Name:  Carlos D. DeMattos
                                Title: President


                                DUKE CITY VIDEO,  INC.


                                By: /s/ Harold Jay Lefkovitz
                                    --------------------------
                                     Harold Jay Lefkovitz
                                     President


                                /s/ Patricia M. Brusati
                                -------------------------------
                                PATRICIA M. BRUSATI


                                /s/ Louise K. Lefkovitz
                                -------------------------------
                                LOUISE K. LEFKOVITZ


                                /s/ Harold Jay Lefkovitz
                                -------------------------------
                                HAROLD JAY LEFKOVITZ


                                /s/ Stephen F. Ward
                                -------------------------------
                                STEPHEN F. WARD

                                LIST OF EXHIBITS
                                ----------------


EXHIBIT          TITLE
-------          -----

A                OWNERSHIP AND ALLOCATION OF MATTHEWS SHARES FOR DUKE CITY STOCK

B                EMPLOYMENT AGREEMENT
                 B-1  BRUSATI
                 B-2  LEFKOVITZ
                 B-3  WARD

C                NON-COMPETITION AGREEMENT

D                LEFKOVITZ NOTE

E                BRUSATI NOTE

F                NONDISCLOSURE AGREEMENTS

                                  EXHIBIT B-1

                              EMPLOYMENT AGREEMENT
                              --------------------

          This Employment Agreement is made and entered into this 2nd day of May, 1997, by and between DUKE CITY VIDEO, INC., a New Mexico corporation doing business as DUKE CITY STUDIO (the "Company"), and PATRICIA M. BRUSATI, an individual ("Executive").

                                    RECITALS
                                    --------

     A. The Company desires to be assured of the association and services of Executive for the Company's operations.

     B. Executive is willing and desires to be employed by the Company, and the Company is willing to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

          1.     Employment.  The Company hereby employs Executive as the Vice
                 ----------
President, Administration, of the Company, subject to the supervision and direction of the Company's President and Board of Directors.

          2.     Location and Travel.  Executive shall perform her duties for
                 -------------------
the Company from the Company's facilities located in Burbank, California. Executive shall travel as is required or appropriate to carry out her duties, including travelling to the Company's facilities located in Burbank, California and Albuquerque, New Mexico.

          3.     Term.  The term of this Agreement shall be three (3) years
                 ----
commencing on the date hereof, unless terminated earlier pursuant to Section 8 below; provided, however, that Executive's obligations in Section 7 below shall continue in effect after such termination.

          4.     Compensation.
                 ------------

          (a) For all services rendered by Executive under this Agreement, the Company shall pay Executive a base salary of One Hundred Ten Thousand Dollars ($110,000.00) per annum, payable weekly in equal installments. The base salary may be increased from time to time pursuant to the discretion of the Company's Board of Directors, provided that such increase shall not in any event exceed ten percent (10%) for any twelve-month period;

          (b) In addition to such salary, Executive shall be paid such bonuses as are described in Section 5 below;

          (c) Executive will be reimbursed for all reasonable "out-of-pocket" business expenses for business travel (other than travel related expenses covered by the car allowance described below) and business entertainment incurred in connection with the performance of her duties under this Agreement. Such reimbursement shall be upon monthly presentation to the Company of valid receipts and other appropriate documentation and upon approval by the Company of receipts and documents; provided, however, any individual expense greater than One Thousand Dollars ($1,000) shall not be incurred without prior approval of the Company; and

          (d) Executive shall be entitled to a car allowance of Three Hundred Dollars ($300.00) per month (which includes automobile leasing, insurance and mileage expenses); and

          (e) Executive shall also be entitled to such other employee benefits (such as vacation, and medical, disability and life insurance coverage) as are available pursuant to the Company's general employment practices.

          5.     Performance Bonus.
                 -----------------

          (a) In addition to Executive's base salary, the Company shall pay Executive a bonus which shall be determined according to the formula set forth in this Section 5:

          (i) For the six-month period ending September 30, 1997, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA (as hereinafter defined) for such period exceeds Three Million Dollars ($3,000,000.00);

          (ii) For the fiscal year (i.e., twelve-month period) ending September 30, 1998, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA for such fiscal year exceeds Six Million Dollars ($6,000,000.00);

         (iii) For the fiscal year ending September 30, 1999, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA for such fiscal year exceeds Seven Million Two Hundred Fifty Thousand Dollars ($7,250,000.00).

          (b) For the period commencing from October 1, 1999 and ending on May 1, 2000, the expiration date of this Agreement, the bonus shall be an amount to be determined by the Company's Board of Directors.

          (c) Notwithstanding anything contained herein to the contrary, Executive shall only be entitled to receive a bonus if she remains employed by the Company, and continues to render services on a full time basis to the Company, through January 1 of the calendar year following the fiscal year in which the bonus is earned. Payment of any bonus earned by Executive shall be made by no later than March 31 of the calendar year following the fiscal year in which the bonus is earned. The foregoing requirement shall also apply to the bonus payable for the period commencing from October 1, 1999 and ending on May 1, 2000. No bonus shall be payable to Executive in respect of any fiscal period unless the EBITDA level specified above shall have been reached for that fiscal period.

          (d) The term EBITDA as used above shall mean, for the relevant fiscal period, the (1) net income, plus (2) to the extent deducted from net income (A) depreciation and amortization for such fiscal year, plus (B) without duplication, other non-cash charges, plus (C) tax expense, plus (D) the total interest expense paid or accrued with respect to all outstanding indebtedness, plus (E) non-cash expenses relating to Financial Accounting Standards Board Statements Nos. 106 and 109, plus (F) the aggregate amount of non-capitalized transaction costs incurred in connection with financings and acquisitions, all as determined in accordance with generally accepted accounting principles ("GAAP"), of the Company. The net income and other amounts listed above of Matthews Studio Equipment Group (the "Parent") and its subsidiaries other than the Company will not be included in the calculation of EBITDA. The Parent and its subsidiaries shall be referred to herein from time to time as the "Group".

          (e) In determining the Company's EBITDA for the relevant fiscal period, the Company's net income shall be calculated in accordance with GAAP.

          6.     Scope of Duties.
                 ---------------

          (a) Executive shall have responsibility for all day to day operations of the Company's Burbank, California facility, including, but not limited to,
(1) marketing and rental of video equipment, marketing and rental of grip and lighting equipment, and sales and distribution of "expendable supplies" used in connection with grip, lighting and other equipment rented by the Company's Burbank, California facility, (2) achieving other business goals of the Company,
(3) achievement of profit plan and goals for the Company, and (4) staffing, organization, accounting and such other operational matters relating to the operations of the Company. Such duties shall be exercised subject to the control and supervision of the President and the Board of Directors of the Company. Executive and the Company acknowledge that it is currently planned that the Company's grip and lighting equipment operations will be transferred out of the Company by September 30, 1997;

          (b) Executive shall have such other duties as may be assigned to her from time to time by the Company's President and Board of Directors commensurate with her experience and responsibilities in the position for which she is employed pursuant to Section 1 above. Such duties shall be exercised subject to the control and supervision of the President and the Board of Directors of the Company;

          (c) Executive hereby agrees to devote her full time, abilities and energy to the faithful performance of duties assigned to her and to the promotion and forwarding of the business affairs of the Company. Executive also agrees not to divert any business opportunities from the Company, or any other entity part of the Group, to himself or to any other person or business entity;

          (d) Executive shall not, during the term of this Agreement, be engaged in any other business activity without the prior consent of the President and the Board of Directors of the Company; provided, however, that this restriction shall not be construed as preventing Executive from investing her personal assets in passive investments in business entities which are not in competition with the Company or any other entity part of the Group; and

          (e) Executive hereby agrees to promote and develop all business opportunities that come to her attention relating to current or anticipated future business of the Company or the Group in general, in a manner consistent with the best interests of the Company or the Group, as applicable, and with her duties under this Agreement.

          7.     Intellectual Property.
                 ---------------------

          (a) Other than in the performance of her duties hereunder, Executive hereby agrees not to disclose, divulge or otherwise disseminate either during the term of her employment by the Company or at any time thereafter, to any person, firm or corporation, any information concerning the business affairs, the trade secrets, the customer lists or similar proprietary information of the Company or of any other entity part of the Group. Any technique, method, process or technology used by the Company or the Group in the manufacture, sale or distribution of any product or in the providing of any service shall be considered a "trade secret" for purposes of this Agreement; and

          (b) Executive hereby agrees that all patents, patent applications, know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him, the Company, or any other entity part of the Group are the property of the Company or such other entity and shall not be used by her in any way adverse to the Company's or the Group's interests either during the term of her employment by the Company or at any time thereafter. Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without the prior written direction or consent of the Company's Board of Directors. Upon termination of this Agreement, Executive shall surrender to the Company all items in her possession which are the property of the Company. Executive hereby assigns to the Company any rights which she may have in any such trade secret or proprietary information.

          8.     Term and Termination.
                 --------------------

          (a) This Agreement shall automatically terminate on the death of Executive;

          (b) The Company shall have the right to terminate Executive's employment "with cause" AT ANY TIME without prior notice, if any of the following, which shall be deemed "cause" by the Company, shall occur:

               (1)  Any willful breach of duty or habitual neglect of duty;

               (2) Subject to applicable law, including, but not limited to, the Family and Medical Leave Act of 1933, the continued incapacity of Executive for a period of more than sixty (60) consecutive days;

               (3) Any material breach of Executive's obligations to the Company under this Agreement and, to the extent such breach can be cured, the failure of Executive to cure such breach within ten (10) days following receipt of written notice from the Company, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt of written notice from the Company, if such breach can be cured by other than the payment of money;

               (4) Any material acts or events which inhibit Executive from fully performing her responsibilities to the Company in good faith, such as
     (i) drug or alcohol abuse, or (ii) acts of dishonesty, gross carelessness or gross misconduct;

               (5) Executive shall be convicted of a felony criminal offense or any other criminal offense involving Executive's lack of honesty or Executive's moral turpitude; or

               (6)  A breach on the part of Executive under the Non-
     Competition Agreement dated as of May 2, 1997, among Executive, the Company and Duke City Holdings, Inc. (the "Non-Competition Agreement") and, to the extent such breach can be cured, such breach remains uncured for a period of ten (10) days following receipt by Executive of written notice thereof from the Company, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt by Executive of written notice thereof from the Company, if such breach can be cured by other than the payment of money;

          (c) Executive may terminate this Agreement if there shall be a breach by the Company of a material obligation hereunder and, to the extent such breach can be cured, such breach remains uncured for a period of ten (10) days following receipt by the Company's Board of Directors of written notice thereof from Executive, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt by the Company's Board of Directors of written notice thereof from Executive, if such breach can be cured by other than the payment of money; and

          (d) In the event of termination pursuant to this Section 8, Executive shall be entitled to no further compensation or employee benefits, except for those salary amounts and employee benefits accrued and unpaid as of the date of termination and except for the bonus due under Section 5 above.

          9.     Right of Offset.  Anything herein to the contrary
                 ---------------
notwithstanding, and without limiting any other remedies available to the Company hereunder or under applicable law, the Company shall have the right to offset, against amounts payable to Executive under this Agreement and against amounts payable to Executive under that certain Promissory Note dated May 2, 1997 in the original principal amount of Fifty Thousand Dollars ($50,000.00) due to Executive from the Company (the "Executive Note"), any loss, liability, damage, cost or expense, including, without limitation, the fees and disbursements of counsel, incurred or suffered by the Company or any other entity part of the Group by reason of a breach by Executive of a material term of the Stock Exchange Agreement and Plan of Reorganization dated May 2, 1997 among Executive, Harold Jay Lefkovitz, Louise K. Lefkovitz, the Company and Duke City Holdings, Inc. (the "Exchange Agreement") or the Non-Competition Agreement.

          10.    Insurance.  Executive hereby acknowledges and agrees that the
                 ---------
Company shall have the right to procure insurance, to insure against the risk of death or disability of Executive during the term of this Agreement. If the Company so elects to purchase such additional insurance, such additional insurance shall name the Company, or Parent, as the beneficiary in the event of Executive's death or disability. Executive hereby agrees to cooperate with the Company in connection with the procurement and maintenance of such insurance.

          11.    Injunctive Relief.  The Company and Executive hereby
                 -----------------
acknowledge and agree that any default under Section 7 above will cause irreparable damage to the Company in an amount difficult to ascertain. Accordingly, in addition to any other relief to which the Company may be entitled, the Company shall be entitled to such injunctive relief as may be ordered by any court of competent jurisdiction including, but not limited to, an injunction restraining any violation of Section 7 above and without the proof of actual damages.

          12.    Arbitration.
                 -----------

          (a) Except as provided in this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          (b) The arbitrator shall be bound by the terms and conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          (c) All provisional remedies shall be the exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          (d) If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          (e) Except as otherwise provided in this Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

          13.    Transfer and Assignment.  This Agreement is personal as to
                 -----------------------
Executive and shall not be assigned or transferred by Executive without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

          14.    Severability.  Nothing contained herein shall be construed to
                 ------------
require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

          15.    Governing Law.  This Agreement is made under and shall be
                 -------------
construed pursuant to the laws of the State of California.

          16.    Counterparts.  This Agreement may be executed in several
                 ------------
counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          17.    Entire Agreement.  This Agreement (together with the Exchange
                 ----------------
Agreement, the Non-Competition Agreement and the Executive Note) constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

          18.    Modification.  This Agreement may be modified, amended,
                 ------------
superseded, or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto.

          19.    Waiver.  The waiver by either of the parties, express or
                 ------
implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

          20.    Cumulative Remedies.  Each and all of the several rights and
                 -------------------
remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one or such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

          21.    Headings.  The section and other headings contained in this
                 --------
Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

          22.    Notices.  All notices, requests, demands and other
                 -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been given immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to

          (a)    if to Executive:

                 Patricia M. Brusati
                 c/o Duke City Video, Inc.
                 3088 Clybourn Avenue
                 Burbank, California  91505
                 Facsimile:  (818) 841-5210

                 with a copy to:
                 Jeffrey W. Loubet, Esq.
                 Rodey, Dickason, Sloan, Akin & Robb, P.A.
                 Albuquerque Plaza
                 201 Third Street NW, Suite 2200
                 Albuquerque, New Mexico  87103
                 Facsimile:  (505) 768-7395

          (b)    if to the Company:

                 Duke City Video, Inc.
                 3111 North Kenwood Street
                 Burbank, California  91505
                 Attention:  Each Member of the Board of
                             Directors
                 Facsimile:  (818) 525-5243
                 with a copy to:

                 Carlos D. DeMattos
                 Matthews Studio Equipment Group
                 3111 Kenwood Street
                 Burbank, California 91505
                 Facsimile:  (818) 525-5243


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


"Executive"



                           /s/ Patricia M. Brusati
                           -----------------------
                           PATRICIA M. BRUSATI


"Company"                  DUKE CITY VIDEO, INC.



                           By:/s/ Harold Jay Lefkovitz
                              ------------------------
                           Name:  Harold Jay Lefkovitz
                           Title: President

                                  EXHIBIT B-2

                              EMPLOYMENT AGREEMENT
                              --------------------

          This Employment Agreement is made and entered into this 2nd day of May, 1997, by and between DUKE CITY VIDEO, INC., a New Mexico corporation doing business as DUKE CITY STUDIO (the "Company"), and HAROLD JAY LEFKOVITZ, an individual ("Executive").

                                    RECITALS
                                    --------

     A. The Company desires to be assured of the association and services of Executive for the Company's operations.

     B. Executive is willing and desires to be employed by the Company, and the Company is willing to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

          1.     Employment.  The Company hereby employs Executive as the
                 ----------
President of the Company, subject to the supervision and direction of the Company's Board of Directors.

          2.     Location and Travel.  Executive shall perform his duties for
                 -------------------
the Company from the Company's facilities located in Albuquerque, New Mexico. Executive shall travel as is required or appropriate to carry out his duties, including the Company's facilities located in Burbank, California and Dallas, Texas. Executive shall relocate to Burbank, California at such time as the Company's Board of Directors shall elect to move the Company's headquarters to Burbank, which move is estimated to occur within the three months following the date of this Agreement.

          3.     Term.  The term of this Agreement shall be three (3) years
                 ----
commencing on the date hereof, unless terminated earlier pursuant to Section 8 below; provided, however, that Executive's obligations in Section 7 below shall continue in effect after such termination.

          4.     Compensation.
                 ------------

          (a) For all services rendered by Executive under this Agreement, the Company shall pay Executive a base salary of One Hundred Fifty Thousand Dollars ($150,000.00) per annum, payable weekly in equal installments. The base salary may be increased from time to time pursuant to the discretion of the Company's Board of Directors, provided that such increase shall not in any event exceed ten percent (10%) for any twelve-month period;

          (b) In addition to such salary, Executive shall be paid such bonuses as are described in Section 5 below;

          (c) Executive will be reimbursed for all reasonable "out-of-pocket" business expenses for business travel (other than travel related expenses covered by the car allowance described below) and business entertainment incurred in connection with the performance of his duties under this Agreement. Such reimbursement shall be upon monthly presentation to the Company of valid receipts and other appropriate documentation and upon approval by the Company of receipts and documents; provided, however, any individual expense greater than One Thousand Dollars ($1,000) shall not be incurred without prior approval of the Company; and

          (d) Executive shall be entitled to a car allowance of Five Hundred Dollars ($500.00) per month (which includes automobile leasing, insurance and mileage expenses); and

          (e) Executive shall also be entitled to such other employee benefits (such as vacation, and medical, disability and life insurance coverage) as are available pursuant to the Company's general employment practices.

          5.     Performance Bonus.
                 -----------------

          (a) In addition to Executive's base salary, the Company shall pay Executive a bonus which shall be determined according to the formula set forth in this Section 5:

          (i) For the six-month period ending September 30, 1997, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA (as hereinafter defined) for such period exceeds Three Million Dollars ($3,000,000.00);

          (ii) For the fiscal year (i.e., twelve-month period) ending September 30, 1998, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA for such fiscal year exceeds Six Million Dollars ($6,000,000.00);

         (iii) For the fiscal year ending September 30, 1999, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA for such fiscal year exceeds Seven Million Two Hundred Fifty Thousand Dollars ($7,250,000.00).

          (b) For the period commencing from October 1, 1999 and ending on May 1, 2000, the expiration date of this Agreement, the bonus shall be an amount to be determined by the Company's Board of Directors.

          (c) Notwithstanding anything contained herein to the contrary, Executive shall only be entitled to receive a bonus if he remains employed by the Company, and continues to render services on a full time basis to the Company, through January 1 of the calendar year following the fiscal year in which the bonus is earned. Payment of any bonus earned by Executive shall be made by no later than March 31 of the calendar year following the fiscal year in which the bonus is earned. The foregoing requirement shall also apply to the bonus payable for the period commencing from October 1, 1999 and ending on May 1, 2000. No bonus shall be payable to Executive in respect of any fiscal period unless the EBITDA level specified above shall have been reached for that fiscal period.

          (d) The term EBITDA as used above shall mean, for the relevant fiscal period, the (1) net income, plus (2) to the extent deducted from net income (A) depreciation and amortization for such fiscal year, plus (B) without duplication, other non-cash charges, plus (C) tax expense, plus (D) the total interest expense paid or accrued with respect to all outstanding indebtedness, plus (E) non-cash expenses relating to Financial Accounting Standards Board Statements Nos. 106 and 109, plus (F) the aggregate amount of non-capitalized transaction costs incurred in connection with financings and acquisitions, all as determined in accordance with generally accepted accounting principles ("GAAP"), of the Company. The net income and other amounts listed above of Matthews Studio Equipment Group (the "Parent") and its subsidiaries other than the Company will not be included in the calculation of EBITDA. The Parent and its subsidiaries shall be referred to herein from time to time as the "Group".

          (e) In determining the Company's EBITDA for the relevant fiscal period, the Company's net income shall be calculated in accordance with GAAP.

          6.     Scope of Duties.
                 ---------------

          (a) Executive shall have primary responsibility for all day to day operations of the Company, including, but not limited to, (1) marketing and rental of video equipment and film camera equipment, marketing and rental of grip and lighting equipment, rental of the Company's sound stage, videotape duplication services, and sales and distribution of "expendable supplies" used in connection with grip, lighting and other equipment rented by the Company, (2) achieving other business goals of the Company, (3) achievement of profit plan and goals for the Company, and (4) staffing, organization, supervision of accounting and such other operational matters relating to the operations of the Company. In addition, Executive shall have primary responsibility for coordinating the operations of the Company's facilities in Albuquerque, New Mexico, Burbank, California and Dallas, Texas. Such duties shall be exercised subject to the control and supervision of the Board of Directors of the Company. Executive and the Company acknowledge that it is planned that the Company's grip and lighting operations will be transferred out of the Company by September 30, 1997;

          (b) Executive shall have such other duties as may be assigned to him from time to time by the Company's Board of Directors commensurate with his experience and responsibilities in the position for which he is employed pursuant to Section 1 above. Such duties shall be exercised subject to the control and supervision of the Board of Directors of the Company;

          (c) Executive hereby agrees to devote his full time, abilities and energy to the faithful performance of duties assigned to him and to the promotion and forwarding of the business affairs of the Company. Executive also agrees not to divert any business opportunities from the Company, or any other entity part of the Group, to himself or to any other person or business entity;

          (d) Executive shall not, during the term of this Agreement, be engaged in any other business activity without the prior consent of the Board of Directors of the Company; provided, however, that this restriction shall not be construed as preventing Executive from investing his personal assets in passive investments in business entities which are not in competition with the Company or any other entity part of the Group; and

          (e) Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company or the Group in general, in a manner consistent with the best interests of the Company or the Group, as applicable, and with his duties under this Agreement.

          7.     Intellectual Property.
                 ---------------------

          (a) Other than in the performance of his duties hereunder, Executive hereby agrees not to disclose, divulge or otherwise disseminate either during the term of his employment by the Company or at any time thereafter, to any person, firm or corporation, any information concerning the business affairs, the trade secrets, the customer lists or similar proprietary information of the Company or of any other entity part of the Group. Any technique, method, process or technology used by the Company or the Group in the manufacture, sale or distribution of any product or in the providing of any service shall be considered a "trade secret" for purposes of this Agreement; and

          (b) Executive hereby agrees that all patents, patent applications, know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him, the Company, or any other entity part of the Group are the property of the Company or such other entity and shall not be used by him in any way adverse to the Company's or the Group's interests either during the term of his employment by the Company or at any time thereafter. Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without the prior written direction or consent of the Company's Board of Directors. Upon termination of this Agreement, Executive shall surrender to the Company all items in his possession which are the property of the Company. Executive hereby assigns to the Company any rights which he may have in any such trade secret or proprietary information.

          8.     Term and Termination.
                 --------------------

          (a) This Agreement shall automatically terminate on the death of Executive;

          (b) The Company shall have the right to terminate Executive's employment "with cause" AT ANY TIME without prior notice, if any of the following, which shall be deemed "cause" by the Company, shall occur:

               (1)  Any willful breach of duty or habitual neglect of duty;

               (2) Subject to applicable law, including, but not limited to, the Family Leave and Medical Act of 1933, the continued incapacity of Executive for a period of more than sixty (60) consecutive days;

               (3) Any material breach of Executive's obligations to the Company under this Agreement and, to the extent such breach can be cured, the failure of Executive to cure such breach within ten (10) days following receipt of written notice from the Company, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt of written notice from the Company, if such breach can be cured by other than the payment of money;

               (4) Any material acts or events which inhibit Executive from fully performing his responsibilities to the Company in good faith, such as
     (i) drug or alcohol abuse, or (ii) acts of dishonesty, gross carelessness or gross misconduct;

               (5) Executive shall be convicted of a felony criminal offense or any other criminal offense involving Executive's lack of honesty or Executive's moral turpitude; or

               (6)  A breach on the part of Executive under the Non-
     Competition Agreement dated as of May 2, 1997, among Executive, the Company and Duke City Holdings, Inc. (the "Non-Competition Agreement") and, to the extent such breach can be cured, such breach remains uncured for a period of ten (10) days following receipt by Executive of written notice thereof from the Company, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt by Executive of written notice thereof from the Company, if such breach can be cured by other than the payment of money;

          (c) Executive may terminate this Agreement if there shall be a breach by the Company of a material obligation hereunder and, to the extent such breach can be cured, such breach remains uncured for a period of ten (10) days following receipt by the Company's Board of Directors of written notice thereof from Executive, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt by the Company's Board of Directors of written notice thereof from Executive, if such breach can be cured by other than the payment of money; and

          (d) In the event of termination pursuant to this Section 8, Executive shall be entitled to no further compensation or employee benefits, except for those salary amounts and employee benefits accrued and unpaid as of the date of termination and except for the bonus due under Section 5 above.

          9.     Right of Offset.  Anything herein to the contrary
                 ---------------
notwithstanding, and without limiting any other remedies available to the Company hereunder or under applicable law, the Company shall have the right to offset, against amounts payable to Executive under this Agreement and against amounts payable to Executive under that certain Promissory Note dated May 2, 1997 in the original principal amount of Five Hundred Eighty-Five Thousand Five Hundred Sixty-One Dollars and 15/100 ($585,561.15) due to Executive from the Company (the "Executive Note"), any loss, liability, damage, cost or expense, including, without limitation, the fees and disbursements of counsel, incurred or suffered by the Company or any other entity part of the Group by reason of a breach by Executive of a material term of the Stock Exchange Agreement and Plan of Reorganization dated May 2, 1997, among Executive, Louise K. Lefkovitz, Patricia M. Brusati, Stephen F. Ward, the Company and Duke City Holdings, Inc. (the "Exchange Agreement") or the Non-Competition Agreement.

          10.    Insurance.  Executive hereby acknowledges and agrees that the
                 ---------
Company shall have the right to procure insurance, to insure against the risk of death or disability of Executive during the term of this Agreement. If the Company so elects to purchase such additional insurance, such additional insurance shall name the Company, or Parent, as the beneficiary in the event of Executive's death or disability. Executive hereby agrees to cooperate with the Company in connection with the procurement and maintenance of such insurance.

          11.    Injunctive Relief.  The Company and Executive hereby
                 -----------------
acknowledge and agree that any default under Section 7

above will cause irreparable damage to the Company in an amount difficult to ascertain. Accordingly, in addition to any other relief to which the Company may be entitled, the Company shall be entitled to such injunctive relief as may be ordered by any court of competent jurisdiction including, but not limited to, an injunction restraining any violation of Section 7 above and without the proof of actual damages.

          12.    Arbitration.
                 -----------

          (a) Except as provided in this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          (b) The arbitrator shall be bound by the terms and conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          (c) All provisional remedies shall be the exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          (d) If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          (e) Except as otherwise provided in this Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

          13.    Transfer and Assignment.  This Agreement is personal as to
                 -----------------------
Executive and shall not be assigned or transferred by Executive without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

          14.    Severability.  Nothing contained herein shall be construed to
                 ------------
require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

          15.    Governing Law.  This Agreement is made under and shall be
                 -------------
construed pursuant to the laws of the State of California.

          16.    Counterparts.  This Agreement may be executed in several
                 ------------
counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          17.    Entire Agreement.  This Agreement (together with the Exchange
                 ----------------
Agreement and the Non-Competition Agreement and the Executive Note) constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

          18.    Modification.  This Agreement may be modified, amended,
                 ------------
superseded, or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto.

          19.    Waiver.  The waiver by either of the parties, express or
                 ------
implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

          20.    Cumulative Remedies.  Each and all of the several rights and
                 -------------------
remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one or such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

          21.    Headings.  The section and other headings contained in this
                 --------
Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

          22.    Notices.  All notices, requests, demands and other
                 -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been given immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to

          (a)    if to Executive:

                 Harold J. Lefkovitz
                 c/o Duke City Video, Inc.
                 4121 Cutler, N.E.
                 Albuquerque, New Mexico 87110
                 Facsimile:  (505) 884-1008

                 with a copy to:
                 Jeffrey W. Loubet, Esq.
                 Rodey, Dickason, Sloan, Akin & Robb, P.A.
                 Albuquerque Plaza
                 201 Third Street NW, Suite 2200
                 Albuquerque, New Mexico   87103
                 Facsimile:  (505) 768-7395

          (b)  if to the Company:

                 Duke City Video, Inc.
                 3111 North Kenwood Street
                 Burbank, California  91505
                 Attention:  Each Member of the Board of
                             Directors
                 Facsimile:  (818) 525-5243

                 with a copy to:

                 Carlos D. DeMattos
                 Matthews Studio Equipment Group
                 3111 Kenwood Street
                 Burbank, California  91505
                 Facsimile:  (818) 525-5243

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


"Executive"



                           /s/ Harold Jay Lefkovitz
                           ------------------------
                           HAROLD JAY LEFKOVITZ


"Company"                  DUKE CITY VIDEO, INC.



                           By:/s/ Stephen W. Ward
                              -------------------
                           Name:  Stephen F. Ward
                           Title: Executive Vice-President

                                  EXHIBIT B-3

                              EMPLOYMENT AGREEMENT
                              --------------------

          This Employment Agreement is made and entered into this 2nd day of May, 1997, by and between DUKE CITY VIDEO, INC., a New Mexico corporation doing business as DUKE CITY STUDIO (the "Company"), and STEPHEN F. WARD, an individual ("Executive").

                                    RECITALS
                                    --------

     A. The Company desires to be assured of the association and services of Executive for the Company's operations.

     B. Executive is willing and desires to be employed by the Company, and the Company is willing to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

          1.     Employment.  The Company hereby employs Executive as the
                 ----------
Executive Vice President of the Company, subject to the supervision and direction of the Company's President and Board of Directors.

          2.     Location and Travel.  Executive shall perform his duties for
                 -------------------
the Company from the Company's facilities located in Albuquerque, New Mexico. Executive shall travel as is required or appropriate to carry out his duties, including travelling to the Company's facilities located in Burbank, California and Dallas, Texas. Executive shall relocate to Burbank, California at such time as the Company's Board of Directors shall elect to move the Company's headquarters to Burbank, which move is estimated to occur within the three (3) months following the date of this Agreement.

          3.     Term.  The term of this Agreement shall be three (3) years
                 ----
commencing on the date hereof, unless terminated earlier pursuant to Section 8 below; provided, however, that Executive's obligations in Section 7 below shall continue in effect after such termination.

          4.     Compensation.
                 ------------

          (a) For all services rendered by Executive under this Agreement, the Company shall pay Executive a base salary of One Hundred Twenty-Five Thousand Dollars ($125,000.00) per annum, payable weekly in equal installments. The base salary may be increased from time, to time pursuant to the discretion of the

Company's Board of Directors, provided that such increase shall not in any event exceed ten percent (10%) for any twelve-month period;

          (b) In addition to such salary, Executive shall be paid such bonuses as are described in Section 5 below;

          (c) Executive will be reimbursed for all reasonable "out-of-pocket" business expenses for business travel (other than travel related expenses covered by the car allowance described below) and business entertainment incurred in connection with the performance of his duties under this Agreement. Such reimbursement shall be upon monthly presentation to the Company of valid receipts and other appropriate documentation and upon approval by the Company of receipts and documents; provided, however, any individual expense greater than One Thousand Dollars ($1,000) shall not be incurred without prior approval of the Company; and

          (d) Executive shall be entitled to a car allowance of Four Hundred Dollars ($400.00) per month (which includes automobile leasing, insurance and mileage expenses); and

          (e) Executive shall also be entitled to such other employee benefits (such as vacation, and medical, disability and life insurance coverage) as are available pursuant to the Company's general employment practices.

          5.     Performance Bonus.
                 -----------------

          (a) In addition to Executive's base salary, the Company shall pay Executive a bonus which shall be determined according to the formula set forth in this Section 5:

          (i) For the six-month period ending September 30, 1997, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA (as hereinafter defined) for such period exceeds Three Million Dollars ($3,000,000.00);

          (ii) For the fiscal year (i.e., twelve-month period) ending September 30, 1998, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA for such fiscal year exceeds Six Million Dollars ($6,000,000.00);

         (iii) For the fiscal year ending September 30, 1999, the bonus shall be an amount equal to thirty percent (30%) of Executive's base salary if EBITDA for such fiscal year exceeds Seven Million Two Hundred Fifty Thousand Dollars ($7,250,000.00).

          (b) For the period commencing from October 1, 1999 and ending on May 1, 2000, the expiration date of this Agreement, the bonus shall be an amount to be determined by the Company's Board of Directors.

          (c) Notwithstanding anything contained herein to the contrary, Executive shall only be entitled to receive a bonus if she remains employed by the Company, and continues to render services on a full time basis to the Company, through January 1 of the calendar year following the fiscal year in which the bonus is earned. Payment of any bonus earned by Executive shall be made by no later than March 31 of the calendar year following the fiscal year in which the bonus is earned. The foregoing requirement shall also apply to the bonus payable for the period commencing from October 1, 1999 and ending on May 1, 2000. No bonus shall be payable to Executive in respect of any fiscal period unless the EBITDA level specified above shall have been reached for that fiscal period.

          (d) The term EBITDA as used above shall mean, for the relevant fiscal period, the (1) net income, plus (2) to the extent deducted from net income (A) depreciation and amortization for such fiscal year, plus (B) without duplication, other non-cash charges, plus (C) tax expense, plus (D) the total interest expense paid or accrued with respect to all outstanding indebtedness, plus (E) non-cash expenses relating to Financial Accounting Standards Board Statements Nos. 106 and 109, plus (F) the aggregate amount of non-capitalized transaction costs incurred in connection with financings and acquisitions, all as determined in accordance with generally accepted accounting principles ("GAAP"), of the Company. The net income and other amounts listed above of Matthews Studio Equipment Group (the "Parent") and its subsidiaries other than the Company will not be included in the calculation of EBITDA. The Parent and its subsidiaries shall be referred to herein from time to time as the "Group".

          (e) In determining the Company's EBITDA for the relevant fiscal period, the Company's net income shall be calculated in accordance with GAAP.

          6.     Scope of Duties.
                 ---------------

          (a) Executive shall have responsibility for all day to day operations of the Company's business, including, but not limited to, (1) marketing and rental of video equipment and of film camera equipment, marketing and rental of grip and lighting equipment, rental of the Company's sound stage, videotape duplication services, and sales and distribution of "expendable supplies" used in connection with grip, lighting and other equipment rented by the Company, (2) achieving other business goals of the Company, (3) achievement of profit plan and goals for the Company, and (4) staffing, organization, accounting and such other operational matters relating to the operations of the Company. Such duties shall be exercised subject to the control and supervision of the President and the Board of Directors of the Company. Executive and the Company acknowledge that it is planned that the Company's grip and lighting operations will be transferred out of the Company by September 30, 1997;

          (b) Executive shall have such other duties as may be assigned to him from time to time by the Company's President and Board of Directors commensurate with his experience and responsibilities in the position for which he is employed pursuant to Section 1 above. Such duties shall be exercised subject to the control and supervision of the President and the Board of Directors of the Company;

          (c) Executive hereby agrees to devote his full time, abilities and energy to the faithful performance of duties assigned to him and to the promotion and forwarding of the business affairs of the Company. Executive also agrees not to divert any business opportunities from the Company, or any other entity part of the Group, to himself or to any other person or business entity;

          (d) Executive shall not, during the term of this Agreement, be engaged in any other business activity without the prior consent of the President and Board of Directors of the Company; provided, however, that this restriction shall not be construed as preventing Executive from investing his personal assets in passive investments in business entities which are not in competition with the Company or any other entity part of the Group; and

          (e) Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company or the Group in general, in a manner consistent with the best interests of the Company or the Group, as applicable, and with his duties under this Agreement.

          7.     Intellectual Property.
                 ---------------------

          (a) Other than in the performance of his duties hereunder, Executive hereby agrees not to disclose, divulge or otherwise disseminate either during the term of his employment by the Company or at any time thereafter, to any person, firm or corporation, any information concerning the business affairs, the trade secrets, the customer lists or similar proprietary information of the Company or of any other entity part of the Group. Any technique, method, process or technology used by the Company or the Group in the manufacture, sale or distribution of any product or in the providing of any service shall be considered a "trade secret" for purposes of this Agreement; and

          (b) Executive hereby agrees that all patents, patent applications, know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him, the Company, or any other entity part of the Group are the property of the Company or such other entity and shall not be used by him in any way adverse to the Company's or the Group's interests either during the term of his employment by the Company or at any time thereafter. Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without the prior written direction or consent of the Company's Board of Directors. Upon termination of this Agreement, Executive shall surrender to the Company all items in his possession which are the property of the Company. Executive hereby assigns to the Company any rights which he may have in any such trade secret or proprietary information.

          8.     Term and Termination.
                 --------------------

          (a) This Agreement shall automatically terminate on the death of Executive;

          (b) The Company shall have the right to terminate Executive's employment "with cause" AT ANY TIME without prior notice, if any of the following, which shall be deemed "cause" by the Company, shall occur:

               (1)  Any willful breach of duty or habitual neglect of duty;

               (2) Subject to applicable law, including, but not limited to, the Family and Medical Leave Act of 1933, the continued incapacity of Executive for a period of more than sixty (60) consecutive days;

               (3) Any material breach of Executive's obligations to the Company under this Agreement and, to the extent such breach can be cured, the failure of Executive to cure such breach within ten (10) days following receipt of written notice from the Company, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt of written notice from the Company, if such breach can be cured by other than the payment of money;

               (4) Any material acts or events which inhibit Executive from fully performing his responsibilities to the Company in good faith, such as
     (i) drug or alcohol abuse, or (ii) acts of dishonesty, gross carelessness or gross misconduct;

               (5) Executive shall be convicted of a felony criminal offense or any other criminal offense involving Executive's lack of honesty or Executive's moral turpitude; or

               (6) A breach on the part of Executive under the Non-Competition Agreement dated as of May 2, 1997, among Executive, the Company and Duke City Holdings, Inc. (the "Non-Competition Agreement") and, to the extent such breach can be cured, such breach remains uncured for a period of ten
     (10) days following receipt by Executive of written notice thereof from the Company, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt by Executive of written notice thereof from the Company, if such breach can be cured by other than the payment of money;

          (c) Executive may terminate this Agreement if there shall be a breach by the Company of a material obligation hereunder and, to the extent such breach can be cured, such breach remains uncured for a period of ten (10) days following receipt by the Company's Board of Directors of written notice thereof from Executive, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt by the Company's Board of Directors of written notice thereof from Executive, if such breach can be cured by other than the payment of money; and

          (d) In the event of termination pursuant to this Section 8, Executive shall be entitled to no further compensation or employee benefits, except for those salary amounts and employee benefits accrued and unpaid as of the date of termination and except for the bonus due under Section 5 above.

          9.     Right of Offset.  Anything herein to the contrary
                 ---------------
notwithstanding, and without limiting any other remedies available to the Company hereunder or under applicable law, the Company shall have the right to offset, against amounts payable to Executive under this Agreement, any loss, liability, damage, cost or expense, including, without limitation, the fees and disbursements of counsel, incurred or suffered by the Company or any other entity part of the Group by reason of a breach by Executive of a material term of the Stock Exchange Agreement and Plan of Reorganization dated May 2, 1997 among Executive, Harold Jay Lefkovitz, Louise K. Lefkovitz, Patricia M. Brusati, the Company and Duke City Holdings, Inc. (the "Exchange Agreement") or the Non-Competition Agreement.

          10.    Insurance.  Executive hereby acknowledges and agrees that the
                 ---------
Company shall have the right to procure insurance, to insure against the risk of death or disability of Executive during the term of this Agreement. If the Company so elects to purchase such additional insurance, such additional insurance shall name the Company, or Parent, as the beneficiary in the event of Executive's death or disability. Executive hereby agrees to cooperate with the Company in connection with the procurement and maintenance of such insurance.

          11.    Injunctive Relief.  The Company and Executive hereby
                 -----------------
acknowledge and agree that any default under Section 7 above will cause irreparable damage to the Company in an amount difficult to ascertain. Accordingly, in addition to any other relief to which the Company may be entitled, the Company shall be entitled to such injunctive relief as may be ordered by any court of competent jurisdiction including, but not limited to, an injunction restraining any violation of Section 7 above and without the proof of actual damages.

          12.    Arbitration.
                 -----------

          (a) Except as provided in this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          (b) The arbitrator shall be bound by the terms and conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          (c) All provisional remedies shall be the exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          (d) If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          (e) Except as otherwise provided in this Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

          13.    Transfer and Assignment.  This Agreement is personal as to
                 -----------------------
Executive and shall not be assigned or transferred by Executive without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

          14.    Severability.  Nothing contained herein shall be construed to
                 ------------
require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

          15.    Governing Law.  This Agreement is made under and shall be
                 -------------
construed pursuant to the laws of the State of California.

          16.    Counterparts.  This Agreement may be executed in several
                 ------------
counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          17.    Entire Agreement.  This Agreement (together with the Exchange
                 ----------------
Agreement and the Non-Competition Agreement) constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

          18.    Modification.  This Agreement may be modified, amended,
                 ------------
superseded, or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto.

          19.    Waiver.  The waiver by either of the parties, express or
                 ------
implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

          20.    Cumulative Remedies.  Each and all of the several rights and
                 -------------------
remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one or such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

          21.    Headings.  The section and other headings contained in this
                 --------
Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

          22.    Notices.  All notices, requests, demands and other
                 -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been given immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to

          (a)    if to Executive:

                 Stephen F. Ward
                 c/o Duke City Video, Inc.
                 4121 Cutler, N.E.
                 Albuquerque, New Mexico 87110
                 Facsimile:  (505) 884-1008

                 with a copy to:
                 Jeffrey W. Loubet, Esq.
                 Rodey, Dickason, Sloan, Akin & Robb, P.A.
                 Albuquerque Plaza
                 201 Third Street NW, Suite 2200
                 Albuquerque, New Mexico   87103
                 Facsimile:  (505) 768-7395

          (b)  if to the Company:

                 Duke City Video, Inc.
                 3111 Kenwood Street
                 Burbank, California 91505
                 Attention:  Each Member of the Board of
                   Directors
                 Facsimile:  (818) 523-5243

                 with a copy to:

                 Carlos D. DeMattos
                 Matthews Studio Equipment Group
                 3111 North Kenwood Street
                 Burbank, California  91505
                 Facsimile:  (818) 525-5243


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


"Executive"



                           /s/ Stephen F. Ward
                           -------------------
                           STEPHEN F. WARD


"Company"                  DUKE CITY VIDEO, INC.



                           By:/s/ Harold Jay Lefkovitz
                              ------------------------
                           Name:  Harold Jay Lefkovitz
                           Title: President

                                   EXHIBIT C

                           NON-COMPETITION AGREEMENT

     This Non-Competition Agreement ("Agreement") is made and entered into as of the 2nd day of May, 1997, by and between (i) DUKE CITY HOLDINGS, INC., a California corporation ("Acquirer"), (ii) PATRICIA M. BRUSATI, an individual ("Shareholder"), and (iii) DUKE CITY VIDEO, INC., a New Mexico corporation ("Company").

                                    RECITALS
                                    --------

     A. The Company, Shareholder and Acquirer as of the date hereof have entered into that certain Stock Exchange Agreement and Plan of Reorganization (the "Exchange Agreement"), pursuant to which Acquirer is acquiring from Shareholder, Harold Jay Lefkovitz, Louise K. Lefkovitz and Stephen F. Ward all of the issued and outstanding shares of capital stock in the Company held by Shareholder and such other parties. Acquirer is also acquiring all other shares of capital stock in the Company pursuant to a Stock Exchange Agreement between Acquirer and John E. Hensch dated May 2, 1997.

     B. In fulfillment of a condition to the Exchange Agreement and for the consideration set forth therein, Shareholder is willing to provide to Acquirer certain non-competition agreements and covenants for the benefit of Acquirer, the Company and its affiliates upon the terms, covenants and conditions hereinafter set forth.

     C. All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Exchange Agreement.

          In consideration of the foregoing premises and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1.   Noncompetition.
          --------------

          1.1    Competition.  During the pendency of Shareholder's employment
                 -----------
with, and for a period of three (3) years from the date Shareholder ceases to be employed by, the Company, Matthews Studio Equipment Group (the "Parent"), or any of the Parent's other subsidiaries, whether under the Employment Agreement between Shareholder and the Company dated May 2, 1997 (the "Employment Agreement") or otherwise, Shareholder hereby covenants and agrees that Shareholder shall not at any time directly or indirectly anywhere in the States of California, New Mexico, Texas and Georgia (the "Territory") own, manage, operate, control, or be connected in any manner, directly or indirectly, with the ownership, management, operation or control of (including, without limitation, through (i) serving as an employee, consultant, partner, officer, independent contractor of, (ii) having any substantial investment in or (iii) directly or indirectly contributing services or information to) any person or entity that is engaged in a business competitive with, or similar to, any line of business currently conducted by the Company. The Parent and all subsidiaries of the Parent other than the Company and Acquirer shall be referred to herein as the "Acquirer's Affiliates".

          1.2    Solicitation.  During the pendency of Shareholder's employment
                 ------------
with, and for a period of three (3) years from the date Shareholder ceases to be employed by, the Company, Acquirer or any of Acquirer's Affiliates, whether under the Employment Agreement or otherwise, Shareholder shall not at any time directly or indirectly solicit any of the customers of the Company, Acquirer or Acquirer's Affiliates with the purpose of obtaining them as customers for a business competitive with, or similar to, the Company's business as a whole or any of the Company's lines of business.

          1.3    Use of Information.  Shareholder shall not communicate,
                 ------------------
divulge, use to the detriment of the Company, Acquirer or any of the Acquirer's Affiliates, or use for her own benefit or for the benefit of any person other than Acquirer and Acquirer's Affiliates, or misuse in any way, any confidential or proprietary information or trade secrets of (i) the Company, (ii) Acquirer, or (iii) any Acquirer's Affiliates, including, but not limited to, any client lists, supplier lists, cost and manner of operations, marketing practices, manufacturing specifications or methods, technical information, business development plans, and any and all financial aspects of the Company, Acquirer, any Acquirer's Affiliates (all such information and trade secrets collectively referred to as "Trade Secrets"). Shareholder acknowledges and agrees that any Trade Secrets she has acquired in the past or may acquire in the future have been and will be received in confidence and as a fiduciary of the Company and Acquirer.

          1.4    Injunctive Relief.  Shareholder hereby acknowledges and agrees
                 -----------------
that any default hereunder will cause damage to the Company, Acquirer and Acquirer's Affiliates in an amount that is difficult to ascertain. Accordingly, in addition to any other relief to which the Company, Acquirer and Acquirer's Affiliates may be entitled, Acquirer and Acquirer's Affiliates shall be entitled to injunctive relief as may be ordered by any court of competent jurisdiction without the proof of actual damages, including, but not limited to, an injunction restraining any violation of Sections 1.1, 1.2 or 1.3 above.

          1.5    Description of Business.  Shareholder agrees and represents and
                 -----------------------
warrants to Acquirer that immediately prior to the date hereof, the Company was conducting business from offices located in the States of California, New Mexico and Texas, the customers of the Company were located throughout the Territory, equipment rented by the Company was sent throughout the Territory to its customers, and the Company had developed a favorable reputation and goodwill throughout the Territory. Shareholder agrees that the non-compete covenants set forth above covering the Territory are a fair reflection of such reputation and goodwill.

          1.6    Severability.  Based in part on the statements and agreements
                 ------------
contained in Section 1.5 above, the parties hereto intend that the covenants contained in Sections 1.1, 1.2 and 1.3 above shall be construed as a series of separate covenants, one for each of the counties of each state in the United States included in the Territory. Except for such geographical coverage, each such separate covenant shall be identical in its terms. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants not to compete as set forth herein, then the unenforceable covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

          2.     Arbitration.
                 -----------

          2.1    Parties' Consent to Arbitration.  Except as provided in this
                 -------------------------------
Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          2.2    Powers.  The arbitrator shall be bound by the terms and
                 ------
conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          2.3    Provisional Remedies.  All provisional remedies shall be the
                 --------------------
exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          2.4    Entitlement to Costs.  If any legal action or dispute arises
                 --------------------
under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          2.5    Jurisdiction and Venue.  Except as otherwise provided in this
                 ----------------------
Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

     3.   Miscellaneous.
          -------------

          3.1    Cumulative Remedies.  This Agreement is in addition to the
                 -------------------
Exchange Agreement and the Employment Agreement, and the Company's, Acquirer's and Acquirer's Affiliates' rights and remedies under this Agreement and under the Exchange Agreement and Employment Agreement shall be independent, separate and distinct, and at the option of the Company, Acquirer and Acquirer's Affiliates, cumulative.

          3.2    Successors and Assigns.  This Agreement shall be binding upon,
                 ----------------------
and inure to the benefit of all of the parties hereto and their respective heirs, personal representatives, successors and assigns. The Company's and Acquirer's successors and assigns shall have the right to enforce each and every right of Acquirer under this Agreement, the Exchange Agreement and the Employment Agreement, to the extent such rights have been assigned or transferred to such parties.

          3.3    Governing Law.  Nothing contained herein shall be construed to
                 -------------
require the commission of any act contrary to law. Should there be any conflict between any provision hereof and any present or future statute, law, ordinance, or regulation, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect. This Agreement is made under and shall be construed pursuant to the laws of the State of California.

          3.4    Entire Agreement.  This Agreement (together with the Exchange
                 ----------------
Agreement and the Employment Agreement) constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings with respect thereto. No representation, promise, inducement or statement of intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement not so set forth herein.

          3.5    Modification.  This Agreement may be modified, amended,
                 ------------
superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all parties hereto.

          3.6    Indemnification.  Shareholder shall indemnify and hold the
                 ---------------
Company, Acquirer and such other parties designated in Section 13.1 of the Exchange Agreement harmless for any and all breaches of this Agreement in accordance with the provisions of the Exchange Agreement.

          3.7    Waiver.  Each and all of the several rights and remedies
                 ------
provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy. No waiver of any term or condition of this Agreement shall be construed as a waiver of any other term or condition; nor shall any waiver of any default hereunder be construed as a waiver of any other default hereunder.

          3.8    Counterparts.  This Agreement may be executed in several
                 ------------
counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          3.9    Notices.  Any notice or other communication required or
                 -------
permitted hereunder shall be in writing and shall be deemed to have been given when delivery is made in accordance with the provisions of the Exchange Agreement.

          The parties hereto have executed this Agreement as of the date first set forth above.



                      /s/ Patricia M. Brusati
                      ----------------------------------------
                                PATRICIA M. BRUSATI



                                DUKE CITY VIDEO, INC.



                                By: /s/ Harold Jay Lefkovitz
                                    --------------------------
                                Name:  Harold Jay Lefkovitz
                                Title: President


                                DUKE CITY HOLDINGS, INC.


                                By: /s/ Carlos D. DeMattos
                                    --------------------------
                                Name: Carlos D. DeMattos
                                Title: President

                           NON-COMPETITION AGREEMENT

     This Non-Competition Agreement ("Agreement") is made and entered into as of the 2nd day of May, 1997, by and between (i) DUKE CITY HOLDINGS, INC., a California corporation ("Acquirer"), (ii) HAROLD JAY LEFKOVITZ, an individual ("Shareholder"), and (iii) DUKE CITY VIDEO, INC., a New Mexico corporation ("Company").

                                    RECITALS
                                    --------

     A. The Company, Shareholder and Acquirer as of the date hereof have entered into that certain Stock Exchange Agreement and Plan of Reorganization (the "Exchange Agreement"), pursuant to which Acquirer is acquiring from Shareholder, Louise K. Lefkovitz, Stephen F. Ward and Patricia M. Brusati all of the issued and outstanding shares of capital stock in the Company held by Shareholder and such other parties. Acquirer is also acquiring all other shares of capital stock in the Company pursuant to a Stock Exchange Agreement dated May 2, 1997 between Acquirer and John E. Hensch.

     B. In fulfillment of a condition to the Exchange Agreement and in consideration for the payments set forth therein, Shareholder is willing to provide to Acquirer certain non-competition agreements and covenants for the benefit of Acquirer, the Company and its affiliates upon the terms, covenants and conditions hereinafter set forth.

     C. All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Exchange Agreement.

          In consideration of the foregoing premises and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1.   Noncompetition.
          --------------

          1.1    Competition.  During the pendency of Shareholder's employment
                 -----------
with, and for a period of three (3) years from the date Shareholder ceases to be employed by, the Company, Matthews Studio Equipment Group (the "Parent"), or any of the Parent's other subsidiaries, whether under the Employment Agreement between Shareholder and the Company dated May 2, 1997 (the "Employment Agreement") or otherwise, Shareholder hereby covenants and agrees that Shareholder shall not at any time directly or indirectly anywhere in the States of California, New Mexico, Texas and Georgia (the "Territory") own, manage, operate, control, or be connected in any manner, directly or indirectly, with the ownership, management, operation or control of

(including, without limitation, through (i) serving as an employee, consultant, partner, officer, independent contractor of, (ii) having any substantial investment in or (iii) directly or indirectly contributing services or information to) any person or entity that is engaged in a business competitive with, or similar to, any line of business currently conducted by the Company. The Parent and all subsidiaries of the Parent other than the Company and Acquirer shall be referred to herein as the "Acquirer's Affiliates".

          1.2    Solicitation.  During the pendency of Shareholder's employment
                 ------------
with, and for a period of three (3) years from the date Shareholder ceases to be employed by, the Company, Acquirer or any of Acquirer's Affiliates, whether under the Employment Agreement or otherwise, Shareholder shall not at any time directly or indirectly solicit any of the customers of the Company, Acquirer or Acquirer's Affiliates with the purpose of obtaining them as customers for a business competitive with, or similar to, the Company's business as a whole or any of the Company's lines of business.

          1.3    Use of Information.  Shareholder shall not communicate,
                 ------------------
divulge, use to the detriment of the Company, Acquirer or any of the Acquirer's Affiliates, or use for his own benefit or for the benefit of any person other than Acquirer and Acquirer's Affiliates, or misuse in any way, any confidential or proprietary information or trade secrets of (i) the Company, (ii) Acquirer, or (iii) any Acquirer's Affiliates, including, but not limited to, any client lists, supplier lists, cost and manner of operations, marketing practices, manufacturing specifications or methods, technical information, business development plans, and any and all financial aspects of the Company, Acquirer, any Acquirer's Affiliates (all such information and trade secrets collectively referred to as "Trade Secrets"). Shareholder acknowledges and agrees that any Trade Secrets he has acquired in the past or may acquire in the future have been and will be received in confidence and as a fiduciary of the Company and Acquirer.

          1.4    Injunctive Relief.  Shareholder hereby acknowledges and agrees
                 -----------------
that any default hereunder will cause damage to the Company, Acquirer and Acquirer's Affiliates in an amount that is difficult to ascertain. Accordingly, in addition to any other relief to which the Company, Acquirer and Acquirer's Affiliates may be entitled, Acquirer and Acquirer's Affiliates shall be entitled to injunctive relief as may be ordered by any court of competent jurisdiction without the proof of actual damages, including, but not limited to, an injunction restraining any violation of Sections 1.1, 1.2 or 1.3 above.

          1.5  Description of Business.  Shareholder agrees and represents and
               -----------------------
warrants to Acquirer that immediately prior to the date hereof, the Company was conducting business from offices located in the States of California, New Mexico and Texas, the customers of the Company were located throughout the Territory, equipment rented by the Company was sent throughout the Territory to its customers, and the Company had developed a favorable reputation and goodwill throughout the Territory. Shareholder agrees that the non-compete covenants set forth above covering the Territory are a fair reflection of such reputation and goodwill.

          1.6  Severability.  Based in part on the statements and agreements
               ------------
contained in Section 1.5 above, the parties hereto intend that the covenants contained in Sections 1.1, 1.2 and 1.3 above shall be construed as a series of separate covenants, one for each of the counties of each state in the United States included in the Territory. Except for such geographical coverage, each such separate covenant shall be identical in its terms. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants not to compete as set forth herein, then the unenforceable covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

     2.   Arbitration.
          -----------

          2.1    Parties' Consent to Arbitration.  Except as provided in this
                 -------------------------------
Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          2.2    Powers.  The arbitrator shall be bound by the terms and
                 ------
conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          2.3  Provisional Remedies.  All provisional remedies shall be the
               --------------------
exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          2.4    Entitlement to Costs.  If any legal action or dispute arises
                 --------------------
under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          2.5    Jurisdiction and Venue.  Except as otherwise provided in this
                 ----------------------
Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

     3.   Miscellaneous.
          -------------

          3.1    Cumulative Remedies.  This Agreement is in addition to the
                 -------------------
Exchange Agreement and the Employment Agreement, and the Company's, Acquirer's and Acquirer's Affiliates' rights and remedies under this Agreement and under the Exchange Agreement and Employment Agreement shall be independent, separate and distinct, and at the option of the Company, Acquirer and Acquirer's Affiliates, cumulative.

          3.2    Successors and Assigns.  This Agreement shall be binding upon,
                 ----------------------
and inure to the benefit of all of the parties hereto and their respective heirs, personal representatives, successors and assigns. The Company's and Acquirer's successors and assigns shall have the right to enforce each and every right of Acquirer under this Agreement, the Exchange Agreement and the Employment Agreement, to the extent such rights have been assigned or transferred to such parties.

          3.3    Governing Law.  Nothing contained herein shall be construed to
                 -------------
require the commission of any act contrary to law. Should there be any conflict between any provision hereof and any present or future statute, law, ordinance, or regulation, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect. This Agreement is made under and shall be construed pursuant to the laws of the State of California.

          3.4  Entire Agreement.  This Agreement (together with the Exchange
               ----------------
Agreement and the Employment Agreement) constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings with respect thereto. No representation, promise, inducement or statement of intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement not so set forth herein.

          3.5    Modification.  This Agreement may be modified, amended,
                 ------------
superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all parties hereto.

          3.6    Indemnification.  Shareholder shall indemnify and hold the
                 ---------------
Company, Acquirer and such other parties designated in Section 13.1 of the Exchange Agreement harmless for any and all breaches of this Agreement in accordance with the provisions of the Exchange Agreement.

          3.7    Waiver.  Each and all of the several rights and remedies
                 ------
provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy. No waiver of any term or condition of this Agreement shall be construed as a waiver of any other term or condition; nor shall any waiver of any default hereunder be construed as a waiver of any other default hereunder.

          3.8    Counterparts.  This Agreement may be executed in several
                 ------------
counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          3.9    Notices.  Any notice or other communication required or
                 -------
permitted hereunder shall be in writing and shall be deemed to have been given when delivery is made in accordance with the provisions of the Exchange Agreement.

          The parties hereto have executed this Agreement as of the date first set forth above.



                      /s/ Harold Jay Lefkovitz
                      ----------------------------------------
                                HAROLD JAY LEFKOVITZ


                                DUKE CITY VIDEO, INC.



                                By: /s/ Stephen F. Ward
                                    ---------------------------
                                Name:  Stephen F. Ward
                                Title: Executive Vice-President


                                DUKE CITY HOLDINGS, INC.


                                By: /s/ Carlos D. DeMattos
                                    --------------------------
                                Name:  Carlos D. DeMattos
                                Title: President

                           NON-COMPETITION AGREEMENT

     This Non-Competition Agreement ("Agreement") is made and entered into as of the 2nd day of May, 1997, by and between (i) DUKE CITY HOLDINGS, INC., a California corporation ("Acquirer"), (ii) LOUISE K. LEFKOVITZ, an individual ("Shareholder"), and (iii) DUKE CITY VIDEO, INC., a New Mexico corporation ("Company").

                                    RECITALS
                                    --------

     A. The Company, Shareholder and Acquirer as of the date hereof have entered into that certain Stock Exchange Agreement and Plan of Reorganization (the "Exchange Agreement"), pursuant to which Acquirer is acquiring from Shareholder, Harold Jay Lefkovitz, Stephen F. Ward and Patricia M. Brusati all of the shares of capital stock in the Company held by Shareholder and such other parties. Acquirer is also acquiring all other shares of capital stock in the Company pursuant to a Stock Exchange Agreement dated May 2, 1997 between Acquirer and John E. Hensch.

     B. In fulfillment of a condition to the Exchange Agreement and for the consideration set forth therein, Shareholder is willing to provide to Acquirer certain non-competition agreements and covenants for the benefit of Acquirer, the Company and its affiliates upon the terms, covenants and conditions hereinafter set forth.

     C. All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Exchange Agreement.

          In consideration of the foregoing premises and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1.   Noncompetition.
          --------------

          1.1    Competition.  For a period of three (3) years after the date of
                 -----------
this Agreement, Shareholder hereby covenants and agrees that Shareholder shall not at any time directly or indirectly anywhere in the States of California, New Mexico, Texas and Georgia (the "Territory") own, manage, operate, control, or be connected in any manner, directly or indirectly, with the ownership, management, operation or control of (including, without limitation, through (i) serving as an employee, consultant, partner, officer, independent contractor of, (ii) having any substantial investment in or (iii) directly or indirectly contributing services or information to) any person or entity that is engaged in a business competitive with, or similar to, any line of business currently conducted by the

Company. The Parent and all subsidiaries of the Parent other than the Company and Acquirer shall be referred to herein as the "Acquirer's Affiliates".

          1.2    Solicitation.  For a period of three (3) years after the date
                 ------------
of this Agreement, Shareholder shall not at any time directly or indirectly solicit any of the customers of the Company, Acquirer or Acquirer's Affiliates with the purpose of obtaining them as customers for a business competitive with, or similar to, the Company's business as a whole or any of the Company's lines of business.

          1.3    Use of Information.  Shareholder shall not communicate,
                 ------------------
divulge, use to the detriment of the Company, Acquirer or any of the Acquirer's Affiliates, or use for his own benefit or for the benefit of any person other than Acquirer and Acquirer's Affiliates, or misuse in any way, any confidential or proprietary information or trade secrets of (i) the Company, (ii) Acquirer, or (iii) any Acquirer's Affiliates, including, but not limited to, any client lists, supplier lists, cost and manner of operations, marketing practices, manufacturing specifications or methods, technical information, business development plans, and any and all financial aspects of the Company, Acquirer, any Acquirer's Affiliates (all such information and trade secrets collectively referred to as "Trade Secrets"). Shareholder acknowledges and agrees that any Trade Secrets she has acquired in the past or may acquire in the future have been and will be received in confidence and as a fiduciary of the Company and Acquirer.

          1.4    Injunctive Relief.  Shareholder hereby acknowledges and agrees
                 -----------------
that any default hereunder will cause damage to the Company, Acquirer and Acquirer's Affiliates in an amount that is difficult to ascertain. Accordingly, in addition to any other relief to which the Company, Acquirer and Acquirer's Affiliates may be entitled, Acquirer and Acquirer's Affiliates shall be entitled to injunctive relief as may be ordered by any court of competent jurisdiction without the proof of actual damages, including, but not limited to, an injunction restraining any violation of Sections 1.1, 1.2 or 1.3 above.

          1.5    Description of Business.  Shareholder agrees and represents and
                 -----------------------
warrants to Acquirer that immediately prior to the date hereof, the Company was conducting business from offices located in the States of California, New Mexico and Texas, the customers of the Company were located throughout the Territory, equipment rented by the Company was sent throughout the Territory to its customers, and the Company had developed a favorable reputation and goodwill throughout the Territory. Shareholder agrees that the non-compete covenants set forth above covering the Territory are a fair reflection of such reputation and goodwill.

          1.6  Severability.  Based in part on the statements and agreements
               ------------
contained in Section 1.5 above, the parties hereto intend that the covenants contained in Sections 1.1, 1.2 and 1.3 above shall be construed as a series of separate covenants, one for each of the counties of each state in the United States included in the Territory. Except for such geographical coverage, each such separate covenant shall be identical in its terms. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants not to compete as set forth herein, then the unenforceable covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

     2.   Arbitration.
          -----------

          2.1    Parties' Consent to Arbitration.  Except as provided in this
                 -------------------------------
Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          2.2    Powers.  The arbitrator shall be bound by the terms and
                 ------
conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          2.3    Provisional Remedies.  All provisional remedies shall be the
                 --------------------
exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          2.4    Entitlement to Costs.  If any legal action or dispute arises
                 --------------------
under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          2.5    Exclusive Jurisdiction.  Except as otherwise provided in this
                 ----------------------
Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

          2.6    Jurisdiction and Venue.  Except as otherwise provided in this
                 ----------------------
Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

     3.   Miscellaneous.
          -------------

          3.1    Cumulative Remedies.  This Agreement is in addition to the
                 -------------------
Exchange Agreement and the Company's, Acquirer's and Acquirer's Affiliates' rights and remedies under this Agreement and under the Exchange Agreement shall be independent, separate and distinct, and at the option of the Company, Acquirer and Acquirer's Affiliates, cumulative.

          3.2    Successors and Assigns.  This Agreement shall be binding upon,
                 ----------------------
and inure to the benefit of all of the parties hereto and their respective heirs, personal representatives, successors and assigns. The Company's and Acquirer's successors and assigns shall have the right to enforce each and every right of Acquirer under this Agreement and the Exchange Agreement to the extent such rights have been assigned or transferred to such parties.

          3.3    Governing Law.  Nothing contained herein shall be construed to
                 -------------
require the commission of any act contrary to law. Should there be any conflict between any provision hereof and any present or future statute, law, ordinance, or regulation, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect. This Agreement is made under and shall be construed pursuant to the laws of the State of New Mexico.

          3.4    Entire Agreement.  This Agreement (together with the Exchange
                 ----------------
Agreement) constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings with respect thereto. No representation, promise, inducement or statement of intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement not so set forth herein.

          3.5    Modification.  This Agreement may be modified, amended,
                 ------------
superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all parties hereto.

          3.6    Indemnification.  Shareholder shall indemnify and hold the
                 ---------------
Company, Acquirer and such other parties designated in Section 13.1 of the Exchange Agreement harmless for any and all breaches of this Agreement in accordance with the provisions of the Exchange Agreement.

          3.7    Waiver.  Each and all of the several rights and remedies
                 ------
provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy. No waiver of any term or condition of this Agreement shall be construed as a waiver of any other term or condition; nor shall any waiver of any default hereunder be construed as a waiver of any other default hereunder.

          3.8    Counterparts.  This Agreement may be executed in several
                 ------------
counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          3.9    Notices.  Any notice or other communication required or
                 -------
permitted hereunder shall be in writing and shall be deemed to have been given when delivery is made in accordance with the provisions of the Exchange Agreement.

          The parties hereto have executed this Agreement as of the date first set forth above.


                      /s/ Louise K. Lefkovitz
                      ----------------------------------------
                                LOUISE K. LEFKOVITZ


                                DUKE CITY VIDEO, INC.



                                By: /s/ Harold Jay Lefkovitz
                                    --------------------------
                                Name:  Harold Jay Lefkovitz
                                Title: President


                                DUKE CITY HOLDINGS, INC.


                                By: /s/ Carlos D. DeMattos
                                    --------------------------
                                Name:  Carlos D. DeMattos
                                Title: President

                           NON-COMPETITION AGREEMENT

     This Non-Competition Agreement ("Agreement") is made and entered into as of the 2nd day of May, 1997, by and between (i) DUKE CITY HOLDINGS, INC., a California corporation ("Acquirer"), (ii) STEPHEN F. WARD, an individual ("Shareholder"), and (iii) DUKE CITY VIDEO, INC., a New Mexico corporation ("Company").

                                    RECITALS
                                    --------

     A. The Company, Shareholder and Acquirer as of the date hereof have entered into that certain Stock Exchange Agreement and Plan of Reorganization (the "Exchange Agreement"), pursuant to which Acquirer is acquiring from Shareholder, Harold Jay Lefkovitz, Louise K. Lefkovitz and Patricia M. Brusati all of the shares of capital stock in the Company owned by Shareholder and such other parties. Acquirer is also acquiring all other shares of capital stock in the Company pursuant to a Stock Exchange Agreement dated May 2, 1997 between Acquirer and John E. Hensch.

     B. In fulfillment of a condition to the Exchange Agreement and for the consideration set forth therein, Shareholder is willing to provide to Acquirer certain non-competition agreements and covenants for the benefit of Acquirer, the Company and its affiliates upon the terms, covenants and conditions hereinafter set forth.

     C. All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Exchange Agreement.

          In consideration of the foregoing premises and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1.   Noncompetition.
          --------------

          1.1    Competition.  During the pendency of Shareholder's employment
                 -----------
with, and for a period of three (3) years from the date Shareholder ceases to be employed by, the Company, Matthews Studio Equipment Group (the "Parent"), or any of the Parent's other subsidiaries, whether under the Employment Agreement between Shareholder and the Company dated May 2, 1997 (the "Employment Agreement") or otherwise, Shareholder hereby covenants and agrees that Shareholder shall not at any time directly or indirectly anywhere in the States of California, New Mexico, Texas and Georgia (the "Territory") own, manage, operate, control, or be connected in any manner, directly or indirectly, with the ownership, management, operation or control of (including, without limitation, through (i) serving as an employee, consultant, partner, officer, independent contractor of, (ii) having any substantial investment in or (iii) directly or indirectly contributing services or information to) any person or entity that is engaged in a business competitive with, or similar to, any line of business currently conducted by the Company. The Parent and all subsidiaries of the Parent other than the Company and Acquirer shall be referred to herein as the "Acquirer's Affiliates".

          1.2    Solicitation.  During the pendency of Shareholder's employment
                 ------------
with, and for a period of three (3) years from the date Shareholder ceases to be employed by, the Company, Acquirer or any of Acquirer's Affiliates, whether under the Employment Agreement or otherwise, Shareholder shall not at any time directly or indirectly solicit any of the customers of the Company, Acquirer or Acquirer's Affiliates with the purpose of obtaining them as customers for a business competitive with, or similar to, the Company's business as a whole or any of the Company's lines of business.

          1.3    Use of Information.  Shareholder shall not communicate,
                 ------------------
divulge, use to the detriment of the Company, Acquirer or any of the Acquirer's Affiliates, or use for his own benefit or for the benefit of any person other than Acquirer and Acquirer's Affiliates, or misuse in any way, any confidential or proprietary information or trade secrets of (i) the Company, (ii) Acquirer, or (iii) any Acquirer's Affiliates, including, but not limited to, any client lists, supplier lists, cost and manner of operations, marketing practices, manufacturing specifications or methods, technical information, business development plans, and any and all financial aspects of the Company, Acquirer, any Acquirer's Affiliates (all such information and trade secrets collectively referred to as "Trade Secrets"). Shareholder acknowledges and agrees that any Trade Secrets he has acquired in the past or may acquire in the future have been and will be received in confidence and as a fiduciary of the Company and Acquirer.

          1.4    Injunctive Relief.  Shareholder hereby acknowledges and agrees
                 -----------------
that any default hereunder will cause damage to the Company, Acquirer and Acquirer's Affiliates in an amount that is difficult to ascertain. Accordingly, in addition to any other relief to which the Company, Acquirer and Acquirer's Affiliates may be entitled, Acquirer and Acquirer's Affiliates shall be entitled to injunctive relief as may be ordered by any court of competent jurisdiction without the proof of actual damages, including, but not limited to, an injunction restraining any violation of Sections 1.1, 1.2 or 1.3 above.

          1.5    Description of Business.  Shareholder agrees and represents and
                 -----------------------
warrants to Acquirer that immediately prior to the date hereof, the Company was conducting business from offices located in the States of California, New Mexico and Texas, the customers of the Company were located throughout the Territory, equipment rented by the Company was sent throughout the Territory to its customers, and the Company had developed a favorable reputation and goodwill throughout the Territory. Shareholder agrees that the non-compete covenants set forth above covering the Territory are a fair reflection of such reputation and goodwill.

          1.6    Severability.  Based in part on the statements and agreements
                 ------------
contained in Section 1.5 above, the parties hereto intend that the covenants contained in Sections 1.1, 1.2 and 1.3 above shall be construed as a series of separate covenants, one for each of the counties of each state in the United States included in the Territory. Except for such geographical coverage, each such separate covenant shall be identical in its terms. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants not to compete as set forth herein, then the unenforceable covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

     2.   Arbitration.
          -----------

          2.1    Parties' Consent to Arbitration.  Except as provided in this
                 -------------------------------
Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). The parties hereto agree that the venue of such arbitration shall be Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

          2.2    Powers.  The arbitrator shall be bound by the terms and
                 ------
conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

          2.3    Provisional Remedies.  All provisional remedies shall be the
                 --------------------
exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

          2.4    Entitlement to Costs.  If any legal action or dispute arises
                 --------------------
under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

          2.5    Jurisdiction and Venue.  Except as otherwise provided in this
                 ----------------------
Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

     3.   Miscellaneous.
          -------------

          3.1    Cumulative Remedies.  This Agreement is in addition to the
                 -------------------
Exchange Agreement and the Employment Agreement, and the Company's, Acquirer's and Acquirer's Affiliates' rights and remedies under this Agreement and under the Exchange Agreement and Employment Agreement shall be independent, separate and distinct, and at the option of the Company, Acquirer and Acquirer's Affiliates, cumulative.

          3.2    Successors and Assigns.  This Agreement shall be binding upon,
                 ----------------------
and inure to the benefit of all of the parties hereto and their respective heirs, personal representatives, successors and assigns. The Company's and Acquirer's successors and assigns shall have the right to enforce each and every right of Acquirer under this Agreement, the Exchange Agreement and the Employment Agreement, to the extent such rights have been assigned or transferred to such parties.

          3.3    Governing Law.  Nothing contained herein shall be construed to
                 -------------
require the commission of any act contrary to law. Should there be any conflict between any provision hereof and any present or future statute, law, ordinance, or regulation, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect. This Agreement is made under and shall be construed pursuant to the laws of the State of California.

          3.4    Entire Agreement.  This Agreement (together with the Exchange
                 ----------------
Agreement and the Employment Agreement) constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings with respect thereto. No representation, promise, inducement or statement of intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement not so set forth herein.

          3.5    Modification.  This Agreement may be modified, amended,
                 ------------
superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all parties hereto.

          3.6    Indemnification.  Shareholder shall indemnify and hold the
                 ---------------
Company, Acquirer and such other parties designated in Section 13.1 of the Exchange Agreement harmless for any and all breaches of this Agreement in accordance with the provisions of the Exchange Agreement.

          3.7    Waiver.  Each and all of the several rights and remedies
                 ------
provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy. No waiver of any term or condition of this Agreement shall be construed as a waiver of any other term or condition; nor shall any waiver of any default hereunder be construed as a waiver of any other default hereunder.

          3.8    Counterparts.  This Agreement may be executed in several
                 ------------
counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          3.9    Notices.  Any notice or other communication required or
                 -------
permitted hereunder shall be in writing and shall be deemed to have been given when delivery is made in accordance with the provisions of the Exchange Agreement.

          The parties hereto have executed this Agreement as of the date first set forth above.



                      /s/ Stephen F. Ward
                      ----------------------------------------
                                STEPHEN F. WARD



                                DUKE CITY VIDEO, INC.



                                By: /s/ Harold Jay Lefkovitz
                                    -------------------------
                                Name:  Harold Jay Lefkovitz
                                Title: President


                                DUKE CITY HOLDINGS, INC.


                                By: /s/ Carlos D. DeMattos
                                    --------------------------
                                Name:  Carlos D. DeMattos
                                Title: President

                                   EXHIBIT D

                                PROMISSORY NOTE

Principal Sum:  $585,561.15                                          May 2, 1997


     1.   Promise to Pay.  For value received, DUKE CITY VIDEO, INC., a New
          --------------
Mexico corporation doing business as DUKE CITY STUDIO ("Maker"), promises to pay to HAROLD J. LEFKOVITZ, an individual ("Payee"), at the address of Payee at 4121 Cutler, N.E., Albuquerque, New Mexico 87110, the principal sum of FIVE HUNDRED EIGHT-FIVE THOUSAND FIVE HUNDRED SIXTY-ONE DOLLARS AND 15/100 ($585,561.15), with interest on the unpaid balance accruing at the rate of eight and three-fourths percent (8.75%) per annum.

     2.   Terms of Payment.  Interest on this Promissory Note ("Note") shall be
          ----------------
due and payable on each January 1, April 1, July 1 and October 1, and the principal outstanding under this Note and accrued and unpaid interest thereon shall be due and payable in full on the maturity date hereof, which shall be May 1, 2000.

     3.   Prepayment.  Maker may prepay this Note in whole or in part on any
          ----------
date without premium or penalty. Any partial prepayment shall be credited first to accrued interest and then to principal. No partial prepayment shall extend or postpone the maturity date.

     4.   Security, Guaranty and Subordination.  The obligations of Maker under
          ------------------------------------
this Note are neither secured by any property, real or personal, nor guaranteed by any third-party. The rights of Payee under this Note, and the indebtedness represented hereby, are subordinated to the rights of Maker's principal lender, in accordance with subordination agreements delivered by Maker to such lender from time to time.

     5.   Successors and Assigns.  This Note shall be binding upon and inure to
          ----------------------
the benefit of the parties, their respective successors and permitted assigns, provided that neither Maker nor Payee shall assign this Note or any interest herein or obligation hereunder without the consent of the other party.

     6.   Governing Law.  All questions with respect to this Note and the rights
          -------------
and liabilities of the parties shall be governed by the laws of California (without giving effect to provisions in California law related to conflict of laws).

     7.   Extension Not a Waiver.  No delay or omission in the exercise of any
          ----------------------
power, remedy or right herein provided or otherwise available to any party shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to a party hereunder shall not otherwise alter or affect any power, remedy or right of any other party, or the obligations of the party to whom such extension or indulgence is granted except as specifically waived.

     8.   Absolute Obligations.  Maker waives presentment, notice of nonpayment
          --------------------
or dishonor, protest, notice of protest, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note. Notwithstanding the foregoing, offset rights in respect of this Note are as set forth in that certain Stock Exchange Agreement and Plan of Reorganization dated as of May 2, 1997, among Maker, Payee, Louise K. Lefkovitz, Patricia M. Brusati, Stephen F. Ward, and Duke City Holdings, Inc. ("Exchange Agreement").

     9.   Arbitration.  Any disputes or other controversies relating to the
          -----------
offset rights described in Section 8 above shall be resolved by arbitration in accordance with the provisions of the Exchange Agreement.

     10.  Usury Law.  Notwithstanding any other provision contained in this
          ---------
Note, the rate of interest payable under this Note shall not at any time exceed a rate which, when combined with any and all other charges provided for in this Note or any other document executed in connection with this Note (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest which may be charged hereunder), exceeds the maximum interest rate permitted by law with respect to the transactions contemplated hereby.

     11.  Forum Selection.  Disputes with respect to this Note shall be heard in
          ---------------
a California State court or Federal court sitting in Los Angeles, California.
To the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such forum shall not be raised by either Maker or Payee.

     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year set forth above.

                           DUKE CITY VIDEO, INC.



                           By: /s/ Stephen F. Ward
                               ---------------------------
                           Name:  Stephen F. Ward
                           Title: Executive Vice-President

                                   EXHIBIT E

                                PROMISSORY NOTE

Principal Sum:  $50,000.00                                           May 2, 1997


     1.   Promise to Pay.  For value received, DUKE CITY VIDEO, INC., a New
          --------------
Mexico corporation doing business as DUKE CITY STUDIO ("Maker"), promises to pay to PATRICIA M. BRUSATI, an individual ("Payee"), at the address of Payee at 3088 Clybourn Avenue, Burbank California 91505, the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00), with interest on the unpaid balance accruing at the rate of eight and three-fourths percent (8.75%) per annum.

     2.   Terms of Payment.  The principal outstanding under this Promissory
          ----------------
Note ("Note") and accrued interest thereon shall be due and payable in full on the maturity date hereof, which shall be May 1, 1998.

     3.   Prepayment.  Maker may prepay this Note in whole or in part on any
          ----------
date without premium or penalty. Any partial prepayment shall be credited first to accrued interest and then to principal. No partial prepayment shall extend or postpone the maturity date.

     4.   Security and Guaranty.  The obligations of Maker under this Note are
          ---------------------
neither secured by any property, real or personal, nor guaranteed by any third-party.

     5.   Acceleration.  In the event Maker fails to make payment under this
          ------------
Note, Payee may, at his sole option, and without notice to Maker (which notice is hereby expressly waived) declare immediately due and payable the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

     6.   Successors and Assigns.  This Note shall be binding upon and inure to
          ----------------------
the benefit of the parties, their respective successors and permitted assigns, provided that neither Maker nor Payee shall assign this Note or any interest herein or obligation hereunder without the consent of the other party.

     7.   Governing Law.  All questions with respect to this Note and the rights
          -------------
and liabilities of the parties shall be governed by the laws of California (without giving effect to provisions in California law related to conflict of laws).

     8.   Extension Not a Waiver.  No delay or omission in the exercise of any
          ----------------------
power, remedy or right herein provided or otherwise available to any party shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to a party hereunder shall not otherwise alter or affect any power, remedy or right of any other party, or the obligations of the party to whom such extension or indulgence is granted except as specifically waived.

     9.   Consent to Arbitration.  Except as provided in this Note, any dispute,
          ----------------------
controversy or claim arising out of or relating to this Note or breach thereof shall be settled by binding arbitration heard by one arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules (the "Rules"). Maker agrees that the venue of such arbitration shall be Los Angeles, California. In the event either Maker or Payee intend to commence arbitration, they may serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

     10.  Powers.  The arbitrator shall be bound by the terms and conditions of
          ------
this Note and shall have no power, in rendering the award, to alter or depart from any express provision of this Note, and his/her failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon Maker and Payee and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

     11.  Provisional Remedies.  All provisional remedies shall be the exclusive
          --------------------
jurisdiction of the courts. Maker and Payee may seek and obtain provisional remedies prior to or contemporaneously with arbitration.

     12.  Entitlement to Costs.  If any legal action or dispute arises under
          --------------------
this Note, arises by reason of any asserted breach of it, or arises between Maker and Payee and is related in any way to the subject matter of the Note, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Note, shall survive any judgment and shall not be merged into such judgment.

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

     13.  Jurisdiction and Venue.  Except as otherwise provided in this Note,
          ----------------------
Maker consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between Maker and Payee pertaining to this Note or the alleged breach of any provision hereof.

     14.  Absolute Obligations.  Maker waives presentment, notice of nonpayment
          --------------------
or dishonor, protest, notice of protest, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note. Notwithstanding the foregoing, offset rights in respect of this Note are as set forth in that certain Stock Exchange Agreement and Plan of Reorganization dated as of May 2, 1997, among Maker, Payee, Harold Jay Lefkovitz, Louise K. Lefkovitz, Stephen F. Ward, and Duke City Holdings, Inc.

     15.  Usury Law.  Notwithstanding any other provision contained in this
          ---------
Note, the rate of interest payable under this Note shall not at any time exceed a rate which, when combined with any and all other charges provided for in this Note or any other document executed in connection with this Note (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest which may be charged hereunder), exceeds the maximum interest rate permitted by law with respect to the transactions contemplated hereby.

     16.  Forum Selection.  Disputes with respect to this Note shall be heard in
          ---------------
a California State court or Federal court sitting in Los Angeles, California.
To the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such forum shall not be raised by either Maker or Payee.

     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year set forth above.

                                DUKE CITY VIDEO, INC.



                                By: /s/ Harold Jay Lefkovitz
                                    ------------------------
                                Name:  Harold Jay Lefkovitz
                                Title: President

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